                                                                    EXHIBIT 10.5

MCI

                               CARRIER AGREEMENT

                    T E R M S   A N D   C O N D I T I O N S

     This Carrier Agreement (the "Agreement"), is between MCI
TELECOMMUNICATIONS CORPORATION ("MCI") and EXCEL TELECOMMUNICATIONS, INC. ("Customer") a resale common carrier subject to the Communications Act of 1934, as amended by the Telecommunications Act of 1996.

1.   Scope of Agreement.
     ------------------

           (a) MCI shall provide to Customer certain specified domestic interstate services, international services, and intrastate common carriage services. For domestic interstate and international services, this Agreement incorporates by reference the terms of MCI Tariff FCC No. 1 ("Tariff"), which is on file with the Federal Communications Commission and which may be modified from time to time by MCI in accordance with law and thereby affect the services furnished Customer, except that all of the following terms and conditions of this Agreement shall supplement or, to the extent inconsistent, supersede Tariff terms and conditions and shall remain in effect throughout the Service Term (as defined in Paragraph 8). For intrastate services, this Agreement incorporates by reference each applicable state tariff filed by MCI, which may be modified by MCI from time to time, and thereby affect the service(s) furnished Customer. This Agreement is entered pursuant to Section 211(a) of the Communications Act of 1934.

           (b) Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned to them in the Tariff.

2.   Monthly Commitment.
     ------------------

           (a) During each monthly billing period of the Service Term, after a four (4) month ramp-up period ("Ramp Period"), Customer's Monthly Usage shall equal or exceed Five Million Dollars ($5,000,000) per month ("Monthly Commitment").

           Monthly Usage shall mean Customer's domestic interstate and international usage of the MCI services in Attachment 1 (hereinafter "Interstate Services" and "International Services") calculated at the rates set forth in Attachment 1, but not including any applicable taxes (and gross receipts taxes) and tax-related surcharges on Interstate Services and International Services. Monthly Usage also includes intrastate usage of the MCI services in Attachment 1 at standard tariff rates (hereinafter "Intrastate Services"). Interstate Services, International Services and Intrastate Services are collectively hereinafter "MCI Services". The rates for all other MCI products and

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     services not explicitly contained within this Agreement shall be governed by the applicable MCI Tariff or applicable state tariff.

           (b) After the Ramp Period, if Customer's use of MCI Services is less than the Monthly Commitment in a month, for that month, Customer will pay the amount billed plus the difference between the amount billed and the Monthly Commitment. However, the sum Customer shall pay pursuant to this Paragraph 2(b) in any month shall not exceed Customer's Monthly Commitment for that month

           (c) During any Quarter (as defined below) in which Customer's total aggregate Monthly Usage equals or exceeds an amount equal to three (3) times the Monthly Commitment, Customer shall receive a credit in an amount equal to any underutilization charges paid under Paragraph 2(b) by Customer during such Quarter. The credit shall be applied to Customer's domestic interstate and international invoiced usage charges (excluding taxes, surcharges and pass-through access/egress (or related) charges) appearing on Customer's monthly invoice following such Quarter. A Quarter shall be three (3) consecutive monthly billing periods of the Service Term, beginning with the month following the end of the Ramp Period.

3.   Rates and Additional Terms.
     --------------------------

           Customer shall pay the rates and charges for MCI Services set forth in the Attachments and Exhibits to this Agreement and agrees to the additional terms and conditions set forth in such Attachments and Exhibits. All rates and charges contained herein shall be applicable during the Ramp Period, without regard to the Monthly Commitment. Notwithstanding anything herein to the contrary, all rates and charges provided in this Agreement, including all Attachments and Exhibits hereto, shall remain effective for the Service Term of this Agreement, subject to the terms and conditions provided herein. Unless otherwise provided, rates determined based on Monthly Usage levels shall be applicable for all usage of the applicable service, and not incrementally (for example, if Customer's Monthly Usage is above $5,000,000, all Monthly Usage of domestic interstate MCI PRISM I Service during peak rate periods for such month shall receive the rate of XXXXXXX per minute as provided in Paragraph 2(a)(1) of Attachment 1).

4.   Security.
     --------

          (a) In the event that Customer fails to make a payment when due under Paragraph 5, MCI may, in addition to or in lieu of other remedies available to MCI, require that Customer provide additional security with respect to Customer's payment obligations hereunder. MCI shall provide Customer ten
     (10) days prior written notice of such requirement.

          (b) Additional security required by MCI pursuant to Paragraph 4(a) shall be in the form of a cash deposit or an unconditional letter of credit in a form and from a bank acceptable to MCI, in an amount

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     specified by MCI, but not in excess of Customer's previous full month of
     Monthly Usage charges, plus an adjustment based on the current month's run rate to the date MCI provides notice pursuant to the previous sentence. Any executed letter of credit shall be attached hereto and incorporated by reference herein and shall be continuously renewed by Customer as necessary to keep such letter of credit in effect during the Service Term and for a period of ninety (90) days following the end of the Service Term, unless all outstanding payment obligations hereunder have been previously satisfied.

           (c) In the event that MCI reasonably requires additional security pursuant to Paragraph 4(a) and Customer refuses or is unable to provide such security, or security previously provided by Customer expires, is terminated or otherwise becomes unavailable and is not immediately replaced by Customer, MCI may terminate this Agreement for Cause pursuant to Paragraph 10(a) hereof.

           (d) The provisions of this Paragraph 4 shall supersede the provisions of Section B-7.04 and Section B-11.01 of the Tariff to the extent related to payment, security deposit requirements, cancellation or termination provisions relating thereto.

           (e) Upon expiration of the Service Term, as defined herein, the provisions of the Tariff, including Section B-7.04 and Section B-11.01 thereof, shall be applicable and remain in effect so long as Customer remains a user or has any outstanding balance due for the use of MCI Services.

5.   Payment.
     -------

           (a)(i) Except as provided in Paragraph 5(b) below, Customer shall pay MCI for all MCI services provided during the usage month before the last day of the usage month ("Estimated Payment"). At the initiation of this Agreement and in every month during the term of this Agreement for which Customer has elected to make payments pursuant to this Paragraph 5(a)(i), MCI will provide estimated invoices prior to the 25th day of each month during the term of this Agreement and Customer will make the Estimated Payment in the amount of the estimated invoice.

           (ii) For each month that Customer pays the amount invoiced within said usage period as described above, Customer shall receive a discount equal to XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX of the amount paid (less charges for installation, taxes, tax-related surcharges, any other applicable surcharges, charges for access and access-related charges, including, without limitation, access charges in the tariffs) in such month which discount shall be applied to Customer's total monthly domestic interstate and international usage for MCI Services under this Agreement appearing on the next month's invoice.

           (b)(i) As an alternative to the Estimated Payment provisions contained in Paragraph 5(a) above, Customer may pay MCI for all MCI

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     Service(s) provided during a usage month within twenty-five (25) days from the date of MCI's estimated invoice for charges during such usage month, which estimated invoice shall be delivered to Customer on the fifth (5th) day of the month following the usage month ("Estimated Payment").

           (ii) If Customer desires to utilize the Estimated Payment method contained in Paragraph 5(b)(i), it shall provide written notice to MCI before the first day of the applicable usage month. Similar notice shall also be required for any subsequent usage month with respect to which Customer desires to change from the payment option in effect for the preceding month.

           (c) For any usage month for which Customer elects to make the Estimated Payment as provided in Paragraph 5(a)(i) or 5(b)(i) above, MCI and Customer will reconcile the Estimated Payment with the MCI invoice amount for such month within ten (10) days of the date of MCI's invoice. MCI shall credit any Estimated Payment amount in excess of the MCI invoice amount for such month on the next available invoice. Immediately after reconciliation, Customer shall pay MCI any amount the Estimated Payment was less than the MCI invoice amount for such month.

           (d)(i) In the event that a material adverse change in Customer's financial condition occurs (as described below) during the term of this Agreement, MCI may, at its reasonable discretion and in addition to or in lieu of other remedies available to MCI, suspend Customer's ability to elect the payment options under Paragraph 5(b) of this Agreement. A material adverse change in Customer's financial condition shall be determined to have occurred in the event of, a Dun & Bradstreet ratings downgrade which lowers Customer's rating to 3A4 or less, financial foreclosures, qualified opinions of public accounting firms, significant degradations in major financial indices or ratios, or a final, nonappealable order or decision of a court or regulatory agency which imposes material liability or damages on Customer or which severely affects Customer's ability to operate in the same manner as prior to such event.

           (ii) In the event that Customer has not made payment for a usage month in accordance with either Paragraph 5(a)(i) or 5(b)(i) above, MCI may terminate this Agreement upon ten (10) days written notice, unless Customer shall have paid such overdue amount to MCI in full prior to the termination date stated in such notice.

           (iii) Customer's failure to make an Estimated Payment for a usage month in accordance with the method selected by Customer under either Paragraph 5(a)(i) or 5(b)(i) above, may result in the exercise by MCI of its rights under the security provisions contained in Paragraph 4, immediately above, or in such Paragraph as it may be amended during the Service Term.

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           (e) If Customer fails to pay MCI invoiced amounts for charges actually incurred and which are not properly disputed, as required and MCI notifies Customer that Customer's CNS service will be terminated for non-payment, Customer agrees to notify endusers of Customer who receive resold MCI Carrier Network Services from Customer, of the potential disruption of service. If Customer fails or refuses to send such notice, MCI may send such notice in Customer's name, in the form prescribed below. Such letter shall not be sent in the event that Customer demonstrates to MCI's reasonable satisfaction that Customer's customers will have been transitioned to Customer's or another carrier's underlying network as of the date of termination of service to Customer. If notice to Customer's endusers is necessary pursuant to this paragraph, such notice shall be in the form of a letter, signed by Customer or by MCI on behalf of Customer, to endusers of Customer described above, containing the following language, mailed after all applicable cure periods, if any, have expired:

           Dear [Customer] Enduser:

           Unless [Customer] shall have made provision to move your service to another underlying telecommunications network, [Customer]'s provision of long distance service to you and our other customers will terminate within two (2) weeks of the date of this letter. This letter is being sent to you as a courtesy so that you can make the necessary arrangements so that you do not experience a disruption of your communications services. You have a choice of long distance carriers. If you have any questions, please contact [Customer] (representative and telephone number) or your local telephone company.

           Sincerely,

           Customer

     Notwithstanding notice of termination, Customer further agrees that it will remain responsible for all charges incurred during the period following transmission of the above-referenced notification and prior to the actual termination of the service by MCI. In addition, Customer agrees to maintain customer service for at least a two week period following transmission of the above-referenced notification.

          (f) In the event that MCI sends Customer notice of termination pursuant to Paragraph 19(a)2) of this Agreement, the provisions of Paragraphs 5(a) and 5(b) of this Agreement shall cease to be effective and the terms of this Paragraph 5(f) shall apply during the Transition Period (as defined in Paragraph 19(a)2)). Customer will pay MCI the charges applicable under this Agreement for MCI Services provided under this Agreement by the end of each week. Unless otherwise directed by MCI, such payments shall be in an amount equal to the amount of the

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     previous week's payment, subject to reconciliation with actual usage charges for such week through inclusion of adjustments in subsequent invoices.

6.   Dispute Resolution.
     ------------------

           Except as otherwise provided herein, any claims arising out of or related to this Agreement which cannot be resolved by negotiation shall be settled by binding arbitration in accordance with the rules contained in MCI Tariff FCC No. 1 ("Arbitration Rules"). Neither party may seek injunctive relief of any kind prior to the confirmation of an arbitration award, except that MCI may seek injunctive relief against Customer for violation of the provisions of Paragraph 19 herein. Any claims made after one (1) year following the occurrence giving rise to such claims shall be barred.

7.   Termination for Insolvency.
     --------------------------

           In the event Customer becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, MCI may, by giving seven (7) business days written notice thereof to Customer, terminate this Agreement without liability or obligation, in whole or in part, as of a date specified in such notice of termination.

8.   Term.
     ----

           (a) The Service Term ("Service Term") shall begin on the first day of the first month following execution of this Agreement by both parties ("Effective Date") and will continue for a period of twenty-four (24) months following the end of the Ramp Period, as described in Paragraph 2(a) of this Agreement.

           (b) If Customer's total aggregate actual Monthly Usage hereunder exceeds XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX prior to the expiration of the Service Term, Customer may terminate this Agreement without further liability other than Customer's continuing liability for accrued but unpaid charges, by providing MCI ninety (90) days prior written notice.

9.   Expiration of Term.
     ------------------

           Upon expiration of the Service Term, Customer shall be fully subject to all the terms and conditions, including standard tariff rates, set forth in the Tariff and respective state tariffs for MCI Services received by Customer after such expiration.

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10.  Termination and Termination Liability.
     -------------------------------------

           (a) MCI may discontinue or terminate all or any portion of Customer's service under this Agreement for Cause, without incurring any liability.
     If Customer terminates this Agreement before expiration of the Service Term without Cause, as defined below, or MCI terminates this Agreement before expiration of the Service Term for Cause, Customer will pay MCI within thirty (30) days of the effective date of such termination, in addition to all unpaid charges for MCI Services actually provided and any applicable underutilization charges incurred prior to termination, an amount equal to fifteen percent (15%) of the aggregate of Customer's remaining Monthly Commitment for each month remaining in the Service Term after termination (and a pro rata portion thereof for any partial month) and will repay MCI the credits received pursuant to Paragraph 3 of Attachment 1 of this Agreement. Such payments shall be MCI's sole compensation with respect to MCI's loss of anticipated revenue from the sale of MCI Services to Customer hereunder resulting from the early termination of this Agreement, but shall not in any manner restrict MCI's remedies with respect to damages resulting from any breach of this Agreement by Customer, whether associated with the early termination of the Agreement or otherwise.

           If Customer terminates this Agreement for Cause, Customer will pay to MCI all unpaid charges for MCI Services actually provided prior to termination and any applicable underutilization charges accrued prior to notice of termination. Customer shall not be required to pay for any shortfalls, penalties, deficiency charges or underutilization charges with respect to usage of MCI Services after notice of termination under this paragraph.

           For purposes of this Agreement, Cause shall mean:

           (i) Customer's failure to make either an Estimated Payment or an Estimated Payment pursuant to Paragraphs 5(a) and 5(b) of this Agreement, or to provide security when required pursuant to Paragraph 4 hereof, which failure is not corrected within ten (10) days of notice of termination sent by MCI;

           (ii) the occurrence within any successive period of six (6) consecutive calendar months during the term of this Agreement of three (3) or more performance failures described in Paragraph 24 of this Agreement which are due solely to MCI's actions or inactions and which do not include failures due to (A) a local exchange carrier or other provider of access services; (B) acts or omissions of Customer; or (C) causes beyond the reasonable control of MCI; or

           (iii) a failure of either party to perform any other material obligation or to comply with any other material provision under this Agreement, which failure is not remedied by the breaching party within thirty (30) days after receipt of written notice of such failure from the other party.

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           (b) Notwithstanding the requirements of Paragraph 10(a) above, if MCI makes revisions to any state tariff (other than revisions with respect to rates, charges, surcharges, penalties, discounts, credits or promotions, which shall not be subject to this paragraph) in a manner inconsistent with the nature of such tariff in effect as of the Effective Date of this Agreement and which materially and adversely affect Customer's purchase of MCI Services under this Agreement, Customer may, within thirty (30) days of receiving notice of such tariff change, request that MCI take corrective action under this paragraph. MCI may, within thirty (30) days of such request, revise such tariff so as to remedy such adverse effect upon Customer. If MCI does not institute such tariff revisions, MCI will reduce the Monthly Commitment provided in this Agreement based upon Customer's intrastate Monthly Usage in the state in question and in an amount which reasonably offsets the adverse consequences of such state tariff changes. If, after sixty (60) days from the date MCI receives Customer's request for action as described above, MCI has not revised the applicable tariff to remedy such adverse effect or acted to reduce Customer's Monthly Usage commitments as described above, Customer may, as its sole remedy, elect to terminate this Agreement without liability, on thirty (30) days written notice, given not more than thirty (30) days after the end of the period during which MCI may take corrective action as described above. Upon such termination, Customer will pay to MCI all unpaid charges for MCI Services actually provided prior to termination and any applicable underutilization charges incurred prior to notice of termination, and will repay MCI the credits received pursuant to Paragraph 3 of Attachment 1 of this Agreement.

           (c) Except where explicitly provided otherwise herein, the provisions of this Agreement relating to termination of this Agreement shall supersede the termination provisions contained in Paragraph B-11.10 of the Tariff.

           (d)(i) MCI may, without incurring liability, discontinue or terminate all or any portion of service to Customer's end users who are in violation of any of the material provisions of this Agreement or the Tariff governing the use of such service. Except as otherwise provided in this Agreement, MCI will not discontinue services (either in whole or in part) provided to Customer under this Agreement until MCI provides written notice to Customer. Where MCI asserts that the discontinuation of service is necessary as a result of the actions or inactions of Customer, MCI shall allow Customer a reasonable opportunity to cure the defect, subject to the limitations contained in Paragraph 10(a)(iii).

           (ii) The prior written notice required in Paragraph 10(d)(i) shall not apply to discontinuation of service with respect to:

               1) National security reasons;



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               2) Service interruptions resulting from events of force majeure or other non-intentional discontinuations such as outages or interruptions.

               3) Discontinuations requested by or consented to by Customer.

               4) Emergency repairs or maintenance.

               5) Where MCI deems such action necessary to prevent or protect against fraud or to otherwise protect its personnel, agents, facilities or services, in which case service may be discontinued immediately and without notice.

               6) If MCI determines that a Toll Free service is being used in violation of rules and regulations governing use of such service.

               7) As otherwise provided in this Agreement, where termination of service is permitted following the occurrence of specified events or the giving of prescribed notices.

           (e) Customer shall remain responsible for payment in accordance with the terms of this Agreement of all charges for services furnished to Customer under this Agreement, notwithstanding any use, misuse, or abuse of Customer's service or Customer-provided systems, equipment or facilities or service interconnected to Customer's service, which use, misuse or abuse may be occasioned by third parties, including without limitation, Customer's employees or other members of the public.

11.  Nondisclosure.
     -------------

           (a) Neither party to this Agreement shall disclose to any third party during the Service Term of this Agreement, or during the three (3) year period thereafter, any of the terms and conditions set forth in this Agreement or any other Confidential Information unless such disclosure is lawfully required by any federal governmental agency or is otherwise required to be disclosed by law or is necessary in any proceeding establishing rights and obligations under this Agreement. Unless specifically ordered to the contrary by any such agency, the party making a disclosure permitted by the previous sentence shall provide the other party with written notice of such disclosure and a copy of the disclosed material. Customer may, to the extent required by securities laws, file a redacted copy of this Agreement and make additional disclosures regarding the same pursuant to federal securities laws and generally accepted accounting principles. Customer will provide the proposed redacted copy of this Agreement and copies of any other disclosures to MCI for review and comment prior to filing the same. MCI will use its best efforts to comply with any reasonable deadlines imposed by Customer for such review and comment; provided that, in any event, MCI shall be have not less than forty-eight (48) hours for such purposes. Customer

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     will exercise its best efforts to obtain confidential treatment of any information designated by MCI as confidential.

           (b) Neither party hereto will, without obtaining the other party's prior written consent, use the other party's Confidential Information for any purpose other than for the performance of its duties and obligations under this Agreement and, in the case of MCI, for the provision of other services to Customer. MCI shall not disclose any Confidential Information gained under this Agreement to any of its divisions or affiliates that market long distance telecommunications services to users similar to Customer's customers, other than as necessary in the performance of MCI's duties and obligations hereunder. MCI shall not, in marketing its services, represent to any third party that MCI is a provider of network services to Customer.

           (c) As used in this Agreement, "Confidential Information" shall mean all non-public information concerning the business of a party hereto, of its affiliates, of any customers of Customer, or of any third party doing business with any of them, that may be obtained by a party by virtue of its performance or receipt of services under this Agreement. Such Confidential Information shall include, but shall not be limited to public disclosures of the existence of this Agreement, the terms of this Agreement (including discussions, negotiations and proposals from one party to the other directly related thereto), network designs, tools and programs, pricing, methods, processes, financial data, software, research, development, strategic plans, Customer traffic volume or patterns or related information. All such information disclosed prior to the Effective Date of this Agreement shall also be considered Confidential Information for purposes of this Agreement. Confidential Information shall not include information that: (i) is already rightfully known by the receiving party at the time it is obtained by such person, free from any obligation to keep such information confidential; (ii) is or becomes publicly known through no wrongful act of the receiving party; (iii) is rightfully received by the receiving person from a third party without restriction and without breach of this Agreement; or (iv) information equivalent to that described in this paragraph which is independently developed by a party without the use of any Confidential Information belonging to the other party.

12.  Notices.
     -------

           All notices, reports and other communications pursuant to or in connection with this Agreement shall be given by personal delivery, registered or certified mail (return receipt requested), or courier service. All such communications shall be addressed to the respective party at its address shown below:



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

     If to MCI:                            If to Customer:

     MCI Telecommunications Corporation    Excel Telecommunications, Inc.
     205 N. Michigan, Suite 3000           8750 North Central Expressway
     Chicago, Il  60601                    Suite 2000
     ATTN.:  Business Markets,             Dallas, TX 75231
             Legal Affairs                 ATTN.: Kenny A. Troutt

     CC:  MCI Account Team                 CC:

     MCI Telecommunications Corporation    Excel Telecommunications, Inc.
     13155 Noel Road, Suite 1310           8750 North Central Expressway
     Dallas, Texas  75240                  Suite 2000
     ATTN.:  Myrna Krug                    Dallas, TX 75231
                                           ATTN.: Chris Dance

13.  Letter of Agency.
     ----------------

           Customer shall appoint MCI as its agent in the Letter of Agency attached hereto and incorporated herein as Attachment 3 to this Agreement.

14.  Surcharge Exemption.
     -------------------

           When applicable, Customer shall certify that any special access lines used in connection with services under this Agreement terminate in a device not capable of interconnecting MCI's service with the local exchange network and are surcharge exempt from the special access surcharge.

15.  Tax Exemption.
     -------------

           When applicable, Customer shall certify that it is exempt from federal, state, and/or local taxes.

16.  Governing Law.
     -------------

           This Agreement, including all matters relating to the validity, construction, performance and enforcement thereof, shall be governed by the laws of the State of Texas without giving reference to its principles of conflicts of law, except to the extent the Communications Act of 1934, as amended, including by the Telecommunications Act of 1996, and as interpreted and applied by the Federal Communications Commission, applies.

17.  Assignment.
     ----------

           This Agreement shall be binding on Customer and its respective successors and assigns. Customer may not assign this Agreement, whether by operation of law or otherwise, without the prior written consent of MCI, such consent shall not be unreasonably withheld, and any unpermitted

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     attempted assignment shall be void. In the event that Customer undergoes a merger involving a change of control, or divests itself of all or a substantial portion of its telecommunications business or undergoes a change of more than fifty percent (50%) of its ownership or management, or leverage or sale occurs involving more than fifty percent (50%) of Customer's assets or Customer's base, MCI may terminate this Agreement without liability on one hundred eighty (180) days written notice, given within thirty (30) days of MCI's receipt of written notice of such event; provided, that if Customer fails to give MCI prior written notice before the conclusion of such event, MCI may terminate this Agreement immediately upon providing Customer written notice of such termination. In the event MCI gives Customer notice of termination under the preceding sentence of this Paragraph 17, the Monthly Commitment shall be inapplicable for the period between the date of such notice and the date of termination and no termination liability shall be owed by Customer pursuant to Paragraph 10(a) of this Agreement; provided that MCI shall retain any other remedies applicable to a breach of this Agreement by Customer.

     In the event that MCI undergoes a merger involving a change of control, or divests itself of all or a substantial portion of its telecommunications business or undergoes a change of more than fifty percent (50%) of its ownership or management, or leverage or sale occurs involving more than fifty percent (50%) of MCI's assets or MCI's base, Customer may terminate this Agreement without liability on one hundred eighty (180) days written notice, given within thirty (30) days of Customer's receipt of written notice of such event

18.  No Waiver.
     ---------

           No waiver of any of the provisions of this Agreement shall be binding unless it is in writing and signed by both parties. The failure of either party to insist on the strict enforcement of any provision of this Agreement shall not constitute a waiver of any provision and all terms shall remain in full force and effect.

19.  Carrier Network Service
     -----------------------

           (a) In order to be eligible to purchase MCI Carrier Network Services (hereinafter "CNS"):

               1) Except in areas where service origination is not available from access providers via a Carrier Identification Code ("CIC"), Customer must originate all CNS switched outbound traffic and all CNS operator services traffic via ANI's PICed to Customer's own CIC. Customer shall pay all charges associated with the installation and routing of Customer's CIC in all Local Exchange Carrier ("LEC") end offices. MCI requires at least sixty (60) days prior written notice to deactivate or change the translation for sub CIC routing at any end office and/or tandem. MCI must handle all Authorized Service Requests
          (ASRs) submitted to the appropriate

                               MCI CONFIDENTIAL

          LEC(s) for MCI's CNS. In addition, Customer shall be financially responsible for payment of all fees charged by the local exchange carrier related to the ASRs submitted to modify the sub-CIC routing and migrate traffic to or from MCI's network, subject to application of any credits available pursuant to Paragraph 3(a) of Attachment 1 of this Agreement.

               2) Customer shall comply with Section 64.1100 of the FCC's Rules and Regulations, as well as other applicable laws or regulations pertaining to the sale and delivery of telecommunications service(s) to Customer's customers. MCI shall not be liable to Customer's customers for any claim, liability or expense asserted by those customers in connection with Customer's sale or delivery of such service(s), including the unauthorized conversion of a customer's Primary Interexchange Carrier ("PIC") designation to Customer's CIC. In the event Customer violates any FCC or other applicable law or regulation pertaining to the sale or delivery of Customer's service(s), MCI may terminate this Agreement on not less than five (5) days written notice. Following such termination, Customer will be permitted no more than ninety (90) days to transition Customer's existing telecommunications service off of the MCI network and to other service provider(s) (the "Transition Period"), subject to Customer's compliance with the payment provisions set forth in Paragraph 5(f) of this Agreement. In the event that Customer fails to comply with the payment terms set forth in Paragraph 5(f), the Transition Period will immediately end without further notice and MCI shall have the right to immediately terminate further service to Customer. The provisions of this Agreement (including rates provided herein) shall remain in effect during such Transition Period, except that: (i) during such Transition Period, MCI shall be under no obligation to accept orders for services from Customer; (ii) the provisions of Paragraphs 2 (with respect to Monthly Commitment obligations), 5(a), 5(b), 10 (with respect to rights of Customer to terminate Agreement), 22, 24, and Paragraph 3 of Attachment 1 (with respect to any unapplied credits) of this Agreement shall not continue in effect during the Transition Period; and (iii) MCI shall incur no liability to Customer through MCI's provision of services to Customer during the Transition Period except as provided in the Tariff. In the event MCI gives Customer notice of termination under the preceding sentence of this Paragraph 19(a)2), no termination liability shall be owed by Customer pursuant to Paragraph 10(a) of this Agreement; provided that MCI shall retain any other remedies applicable to a breach of this Agreement by Customer. In addition, Customer shall indemnify and hold MCI harmless from any actions, claims, suits or damages arising out of Customer's violation or alleged violation of any FCC or other applicable law or state regulation, and Customer shall pay all attorney fees and costs incurred by MCI in connection with such actions, claims, suits or damages.

                               MCI CONFIDENTIAL

               3) Customer agrees that it will obtain and maintain any and all approvals to resell MCI Carrier Network Service hereunder from the FCC, including requirements imposed by Section 214 of the Communications Act of 1934, as amended, and state regulatory bodies. In the event Customer fails to obtain or maintain the appropriate approvals, MCI shall not be liable for any delay or failure to provide CNS.

               4) Customer agrees to sell and bill MCI Carrier Network Service under its own name, identity or mark, and Customer further agrees not to reference MCI's name or marks in any context involving its furnishing of services to the public. If any violation occurs during the Service Term of this Agreement, MCI may invoke the termination provisions of Paragraph 19(b). In reselling MCI Services under this Agreement, Customer will observe the highest standard of integrity and fair dealing with members of the public. Furthermore, Customer agrees to indemnify MCI for any actions, claims, suits or damages arising out of any allegation that if proved would cause Customer to be in breach of this provision and Customer shall also pay all reasonable attorney's fees and costs incurred by MCI due to any actions, claims, suits or damages arising out of such allegation.

               5) Except as set forth in Paragraph 5 herein, Customer shall have sole responsibility for interacting with its customers in all matters pertaining to service, including the placing and handling of service orders, service installation, operation and termination, dispute handling and resolution, and billing and collection matters. MCI shall incur no obligation, nor shall it be deemed to have any obligation, to interact with Customer's customers for any reason or purpose. Customer shall cooperate with MCI as necessary to address and resolve service-related issues and problems and shall impose upon its customers an obligation to cooperate, with Customer in addressing and resolving service-related issues and problems.

               (b) Without limitation, if Customer fails to abide by the requirements in Paragraph 19(a) above, such failure shall be regarded as a material breach of this Agreement and MCI may terminate this Agreement on five (5) business days written notice. Following such termination, Customer shall be permitted the Transition Period pursuant to the terms set forth in Paragraph 19(a)2).

               (c) Customer agrees that MCI may use an appropriate internal MCI database to determine Working Telephone Number ("WTN") historical data regarding MCI and non-MCI PICs and Customer understands that such systems are not error free. MCI will not be liable to Customer for errors made in determining WTN in reliance on information contained in the internal MCI system.


                               MCI CONFIDENTIAL

               (d) Customer understands and accepts that, as part of MCI's normal business policy and practices and its obligations under law, MCI will engage in extensive marketing efforts in attempt to sell its services to the public and that such efforts will result in active competition with Customer for the business of users who are Customer's customers or prospects. Customer shall not complain, nor be heard to complain, of business lost to MCI as a result of such competition, subject to compliance with Paragraph 11(b) of this Agreement. Under no circumstance shall any inference be derived that MCI's entry into this Agreement with Customer means that MCI will restrict its efforts to compete against Customer in any way.

               (e) Customer understands and accepts that no fiduciary relationship arises by virtue of this Agreement and that, accordingly, MCI incurs none of the obligations that arise in such relationship as an incident of its fulfilling its obligations under this Agreement. Further, Customer understands and accepts that MCI is not an insurer of profits for Customer, nor does MCI guarantee the success of Customer's business as a result of Customer's receipt of services under this Agreement.

               (f) Customer agrees that if its enduser makes a call using 10XXX or 1+ access utilizing Customer's CIC, from an ANI which Customer did not provide to MCI to enter into MCI's Billing and Order Entry systems, MCI will bill the call through the LEC at MCI Tariff or applicable state tariff rates, and MCI's name will appear as the service provider on the LEC invoice. Furthermore, Customer agrees its sales and marketing channels will only market 10XXX access as a dialing option from ANIs that the end-user had PIC'd to the Customer's CIC, in areas where the Customer's CIC is pointed to MCI for termination.

               Carrier Identification Parameter (CIP) will be made available to Customer if MCI determines, at its sole discretion to move forward with CIP implementation. CIP allows the appropriate local exchange carrier to pass the Carriers Identification Code in the call record. If MCI implements CIP, Customer shall receive all CDRs from 10XXX dialing on Customer's CIC, whether or not a call originates from an ANI subscribed to Customer where Customer's CIC is translated to MCI's CIC at the appropriate LEC.

               (g) Customer shall receive Call Traffic Records pursuant to Exhibit A of this Agreement.

20.  ANI Management Responsibilities.
     -------------------------------

     On or before the thirtieth (30th) day after the close of the billing cycle, MCI will provide Customer with a list of ANIs, including traffic minutes and number of calls associated with ANIs associated with Customer's CNS Account ("MCI Active ANI List"). If Customer has not received the MCI Active ANI List within thirty (30) days after the close of the billing cycle, Customer must immediately notify MCI. Within thirty (30) days after Customer's receipt of the MCI Active ANI List,

                               MCI CONFIDENTIAL

     Customer shall provide to MCI, in writing, a report ("Customer ANI Report") of all ANIs in the billing cycle covered by the MCI Active ANI List that were either: (1) ordered by Customer to be added by MCI to the Customer's account, but which were not added to Customer's CNS Account; or (2) on the MCI Active ANI List but which Customer had requested be deleted; or (3) experienced zero (0) or significantly reduced usage, but which were suspected to have no reductions in usage. Customer shall provide MCI with documentation establishing the ordering and deletion of each ANI contained in the Customer ANI Report. For any ANI not timely included by Customer in the Customer ANI Report: (1) Customer shall be liable to MCI for usage charges associated with said ANI; and (2) MCI shall not be liable to Customer for any costs, claims or damages resulting from failure to implement Customer's directions with respect to said ANI.

21.  Detention Facilities.
     --------------------

          In order to be eligible for use of MCI Carrier Network Services in conjunction with the provision of communications services to any detention facility, including, but not limited to, any local, state or federal prison:

           (a) Customer shall provide MCI prior written notice on each occasion that Customer subscribes to CNS at a detention facility. Notice to MCI shall be provided at :

               MCI Telecommunications Corporation
               MCI Carrier Finance Manager
               Six Concourse Parkway
               Atlanta, GA  30328

           (b) Customer agrees after the Effective Date of this Agreement, but not more than once semi-annually, MCI may request, and Customer shall promptly provide to MCI in writing or in a machine readable format as specified by MCI, Customer's records, data and invoices pertaining to Customer's total long distance telecommunications usage for each Customer detention facility end-user for the most recent six (6) month period preceding the request.

           (c) MCI in its sole discretion and consistent with Section B-7.04 of MCI Tariff FCC No. 1 and in specific implementation of such Tariff provision, may require Customer, as a condition precedent to receipt of MCI Carrier Network Service to detention facilities as defined above, to provide within ten (10) days of executing this Agreement, or any time thereafter, a cash deposit or letter of credit in a form acceptable to MCI in an amount equal to up to three (3) month's estimated billing. Any executed letter of credit shall be attached hereto and incorporated by reference. Customer shall continuously renew any letter of credit as necessary to keep it in effect during the service term.

                               MCI CONFIDENTIAL

           (d) Notwithstanding any other provisions of the Tariff, Customer shall remain responsible for payment of all charges for services furnished to Customer, which responsibility is not changed by virtue of any use, misuse, or abuse of Customer's service or Customer-provided systems, equipment, facilities or service interconnected to Customer's service, which use, misuse or abuse may be occasioned by third parties including without limitation, Customer's employees or other members of the public.

           (e) Customer will comply with applicable federal, state and local laws and regulations, including without limitation, laws and regulations relating to operator service as they pertain to detention facilities during the term of this Agreement and as supported by Carrier Operator Services.

22.  Fraud monitoring.
     ----------------

           MCI shall monitor on a twenty-four (24) hour, seven (7) day a week, basis Customer's use of the following MCI Carrier Network Services:

           (i) 800 Service calls originating in the continental (48) United States.

           (ii) Outbound switched international traffic terminating in international locations.

           (iii) Outbound dedicated international traffic terminating in international locations.

           These services shall hereinafter be referred to as "Analyzed Services". Analyzed Services exclude calling card traffic and 10XXX traffic.

           MCI shall continuously analyze the call detail data of Analyzed Services to detect suspicious calling patterns. Some of the criteria and features applied and available are as follows:

           (i) Analyze traffic occurring from Customer billing numbers and switched trunk combinations.

           (ii) Near real time information for analysis on a twenty-four (24) hour, seven (7) day a week, basis.

           (iii)Analyze originating calling line information (CLI phone classifications) displayed on MCI system via individual call detail. Examples of CLI phone classifications are prison payphone, COCOT, hospitals, etc.

           (iv) Established risk factors for calls terminating in high fraud areas.

                               MCI CONFIDENTIAL

     The following traffic types are excluded from the above analysis:

           (i)  Point of sale transaction traffic.

           (ii) Beeper and pager company traffic.

           MCI analysis systems are based on traffic data and do not require special equipment at an Installation Site.

           MCI shall monitor traffic of Analyzed Services on a twenty-four (24) hours a day, seven (7) days a week basis.

           When a calling pattern exceeds one (1) or more of the parameters established by MCI as provided above, MCI shall, within twenty-four (24) hours, notify Customer via telephone and in writing via facsimile. MCI shall provide prompt and reasonable assistance to Customer to investigate the occurrence and determine whether such calls were fraudulent and shall take reasonable action upon Customer's direction.

23.  Limitation of Liability.
     -----------------------

           Except as otherwise provided in this Paragraph 23 and in Attachment 2 to this Agreement with respect to MCI Carrier Operator Services, MCI's total liability arising as a result of its provision of services under this Agreement shall be governed in all respects by the Tariff.

           MCI's total liability to Customer arising from its provisioning of call detail records under Exhibit A to this Agreement or RELI Service under Exhibit G to this Agreement shall be limited to the lesser of (a) Customer's proven direct damages or (b) the total amount paid by Customer to MCI for CDR or RELI services, as applicable, during the one (1) month period prior to the event giving rise to the cause of action. The foregoing limitation applies to all causes of actions and claims, including without limitation breach of contract, breach of warranty, negligence, strict liability, misrepresentation and other torts. Further, no cause of action with respect to MCI's provisioning of call detail records or RELI service which arose more than one (1) year prior to the institution of a legal proceeding alleging such cause of action may be asserted by either party against the other.

           Neither MCI nor Customer shall be liable to each other for indirect, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits, regardless of the form of action whether in contract, indemnity, warranty, strict liability, or tort, including negligence of any kind, with regard to MCI Services or other conduct under this Agreement.

                               MCI CONFIDENTIAL

24.  Performance Criteria.
     --------------------

           (a) Subject to the terms and conditions of this Agreement and any applicable tariffs, MCI shall provide Customer the services described in this Agreement in accordance with the following criteria:

     (i) MCI will create a daily call detail record (CDRs) file for completed calls with respect to Customer's usage of MCI CNS Service, which shall be available 365 days a year, with respect to calls up to 48 hours old, barring unforeseen delays in receiving call records from appropriate switches. CDRs will be maintained by MCI in tape format for 90 days and in microfiche or other archive storage medium for 7 years.

     (ii) After Customer has first achieved the Monthly Commitment, MCI's systems shall have the capability of processing at least four million (4,000,000) CDRs per day for Customer.

     (iii)Order entry and activation of ANIs within MCI's systems will occur:
          (A) within twenty-four (24) hours for MCI CNS Service orders which do not require conversions or features (i.e., accounting codes and verifiable accounting codes); and (B) within five (5) days for switched MCI Toll Free Service with respect to new Toll Free orders (i.e., other than orders provided by Customer's Resp. Org.); excluding in both instances Sundays and nationally recognized holidays.

     (iv) MCI's fraud management system shall be capable of initiating "fast kill" and "restoral" orders within thirty (30) minutes of notice from Customer (verbal notice to be immediately followed by written notice).

     (v) MCI will provide 7 day per week, 24 hour per day coverage of MCI technical administrative functions as provided by MCI's Carrier Account Service Center.

     (vi) MCI will act on MCI priority 1 service restoral objectives within four
          (4) hours from the time MCI receives notice of such event.

     (vii)Call blockage on MCI's shared voice switch network shall not exceed one call per hundred for a period of longer than twenty-four (24) hours.

          (b) Failure to comply with any of the provisions of Paragraph 24(a) above shall constitute a "performance failure" for purposes of Paragraph 10(a)(ii) of this Agreement, except that no performance failure shall be deemed to have occurred:

          (i) if such failure is cured by MCI within forty-eight (48) hours of MCI's receipt of notice of such failure and no additional failure of such type shall occur within the seven (7) day

                               MCI CONFIDENTIAL
               period following the cure of the initial failure (provided, however, that multiple failures of such type during a seven (7) day period shall not constitute more than one performance failure, so long as MCI exercises reasonable diligence in the correction of such failures);

          (ii) if such failure is due to (A) a local exchange carrier or other provider of access services; (B) acts or omissions of Customer; or (C) causes beyond the reasonable control of MCI;

          (iii)if because of force majeure, MCI is unable wholly or in part to carry out any of its obligations under this Paragraph 24 for a period of up to five (5) days; provided that such obligations shall be suspended for the duration of the event of force majeure. The term "force majeure" as used herein shall include switch, radio or cable failure, cable cut caused by a party other than MCI or its agents, acts of God, riots, insurrection, war, labor dispute of third parties other than MCI or its agents, fire, flood, explosion, orders or acts of military or civil authority, and any other cause beyond MCI's reasonable control.

25.  Entire Agreement; Amendments.
     ----------------------------

          This Agreement shall be valid only if signed by Customer by June 21, 1996. Any and all prior or contemporaneous offers, agreements, representations and understandings made to Customer, whether written or oral, are hereby superseded. Exclusive of any Tariff or state tariff modifications initiated by MCI, once this Agreement has been executed, any amendments hereto must be made in writing and signed by both parties.

                               MCI CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Agreement.

MCI TELECOMMUNICATIONS CORPORATION

By: /s/ Tom Schilling
   ------------------------------------

Print Name:  Tom Schilling
           ----------------------------

Title:       Director
      ---------------------------------

Date:        June 26, 1996
     ----------------------------------


EXCEL TELECOMMUNICATIONS, INC.

By: /s/ Kenny A. Troutt
   ------------------------------------

Print Name:  Kenny A. Troutt
           ----------------------------

Title:       President and CEO
      ---------------------------------

Date:        June 24, 1996
     ----------------------------------


                               MCI CONFIDENTIAL

                                  ATTACHMENT 1

1.   Carrier Network Service Rates.
     ------------------------------

     Customer shall receive the following rates during the Service Term for MCI Services that do not originate at a switch owned and operated by Customer.

     Rates set forth in this Paragraph 1 do not include charges for installation, taxes, tax-related surcharges, any other applicable surcharges, charges for access and access related surcharges associated with dedicated CNS. Rates are in lieu of any discounts, promotions, and credits otherwise applicable pursuant to the Tariff unless otherwise provided in this Agreement. In addition, the CNS Toll Free Service Fees in Option F, Section C.3.0812 (or any successor Tariff section) of the Tariff shall be waived with respect to each toll free number having at least XXXXXXXXXXXXXXXXXXXXXXXX of associated Monthly Usage charges for such month.

     When referenced below, for CNS inbound and outbound Interstate and International Services, "Tariff Rates" shall mean the standard Tariff rates for Option G and Option F in the Tariff.

(a) Interstate Outbound and Inbound Toll Free Rates. For CNS interstate outbound services, excluding service terminating in Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands, and for CNS interstate inbound toll free service, excluding services originating in Alaska, Puerto Rico, the U.S. Virgin Islands and Hawaii, Customer shall pay the following non-distance sensitive "postalized" rate per minute as determined by Customer's overall Monthly Usage. Customer shall not be eligible for any tariff discount on these services.

                          CNS Domestic Non-Dedicated
                          --------------------------
                             Interstate Outbound
                             -------------------
        Monthly Usage              Day Rate            Non-Day Rate
        -------------              --------            ------------
        $0 - $4,999,999            XXXXXXXXXXXX         XXXXXXXXXXXX
        $5,000,000                 XXXXXXX              XXXXXXX

                               MCI CONFIDENTIAL

     Day Rate periods shall be 8:00 a.m. to 4:59 p.m., Monday through Friday.

     For CNS Domestic Non-Dedicated Interstate Outbound monthly usage, Customer will receive a credit each month of: (i) XXXXXX per Non-Day minute if the Non-Day CNS Domestic Non-Dedicated Interstate Outbound usage meets or exceeds XXXXXXXXXXXXXXXXXXX, but is less than XXXXXXXXXXXXXXXXXXX of total CNS Domestic Non-Dedicated Interstate Outbound usage; and, (ii) XXXXXX per Non-Day minute if the Non-Day CNS Domestic Non-Dedicated Interstate Outbound usage meets or exceeds XXXXXXXXXXXXXXXXXXX of total CNS Non-Dedicated Outbound usage.

                          CNS Domestic Non-Dedicated
                         Interstate Inbound Toll Free
                         ----------------------------
          Monthly Usage                 Day Rate                    Non-Day Rate
          -------------                 --------                    ------------
          $0 - $4,999,999               XXXXXXXXXXXX                XXXXXXXXXXXX
          $5,000,000 +                  XXXXXXX                     XXXXXXX

     For CNS Domestic Non-Dedicated Interstate Inbound Toll Free usage, Customer will receive a credit each month of XXXXXXX per Non-Day minute if the Non-Day CNS Domestic Non-Dedicated Interstate Inbound Toll Free usage meets or exceeds XXXXXXXXXXXXXXXXXXX of total CNS Domestic Non-Dedicated Interstate Inbound usage.

                            CNS Domestic Dedicated
                         Interstate Inbound Toll Free
                         ----------------------------
          Monthly Usage                 Outbound Rate           Inbound Rate
          -------------                 -------------           ------------
          $0 - $4,999,999               XXXXXXXXXXXX            XXXXXXXXXXXX
          $5,000,000 +                   XXXXXXX                 XXXXXXX

(b) Interstate Outbound - Extended Call Coverage for Alaska, Puerto Rico, the U.S. Virgin Islands and Hawaii. For CNS interstate outbound services terminating in Alaska, Hawaii, Puerto Rico or the U.S. Virgin Islands, and for CNS interstate outbound services originating in Hawaii, Customer will pay the following rates: (i) a postalized Day rate of XXXXXXX per minute; and, (ii) a postalized Non-Day rate of XXXXXXX per minute, provided that if Customer's CNS

                               MCI CONFIDENTIAL

     Interstate Outbound traffic in minutes from the U.S. mainland, Alaska and Hawaii to Alaska and Hawaii exceeds XXXXXXXXXXXXXXXXX of total CNS Interstate outbound traffic, then Customer will pay tariff rates less a XXXXXXXXXXXXXXXXXXXX discount, and no other tariff discounts will apply. CNS domestic interstate outbound service calls can not originate from Alaska, Puerto Rico or the U.S. Virgin Islands.

(c) Interstate Inbound Toll Free - Extended Call Coverage for Alaska, Puerto Rico, the U.S. Virgin Islands and Hawaii. For CNS interstate services originating in Alaska, Puerto Rico, the U.S. Virgin Islands and Hawaii, Customer shall pay interstate rates at the Toll Free Business Line Termination or Dedicated Termination rates in Option F, Section C.3.082 of the Tariff (or any successor Tariff section) less a XXXXXXXXXXXXXXXXXXXX discount. Customer is not eligible for any Tariff discounts on such service.

(d)  Intrastate Outbound Rates.

           (i) For CNS intrastate, non-dedicated outbound services, Customer shall pay standard tariff rates as set forth in each applicable MCI state tariff. Customer shall receive a credit on such usage equal to the difference between the applicable state tariff rates and the rates for each state set forth on Exhibit B, though such credits may only be applied to Customer's interstate and international CNS usage in the same month that the credits are generated. Such credits will not exceed the amount of Customer's interstate and international CNS usage and any credit that is not applied in the month accrued will expire and not be carried forward.

           (ii) For CNS intrastate dedicated outbound services, Customer shall pay the applicable state tariff rate. Customer will receive a credit equal to XXXXXXXXXXXXXXXXXXXXXXXXX of Customer's usage of CNS intrastate dedicated outbound service under applicable state tariff rates, though such credits may only be applied to Customer's CNS interstate and international usage in the same month that the credits

                               MCI CONFIDENTIAL
are generated. Such credits will not exceed the amount of Customer's interstate and international CNS usage and any credit that is not applied in the month accrued will expire and not be carried forward.

           (iii) Customer shall not be eligible for any tariff discounts on CNS intrastate outbound services.

(e)  Intrastate Inbound Toll Free Rates.

           (i) For CNS intrastate, non-dedicated inbound toll free services, Customer shall pay standard tariff rates as set forth in each applicable MCI state tariff. Customer shall receive a credit on such usage equal to the difference between the applicable state tariff rates and the rates for each state set forth on Exhibit C, though such credits may only be applied to Customer's interstate and international CNS usage in the same month that the credits are generated. Such credits will not exceed the amount of Customer's interstate and international CNS usage and any credit that is not applied in the month accrued will expire and not be carried forward.

           (ii) For CNS intrastate, dedicated inbound toll free services, Customer shall pay the applicable state tariff rate. Customer will receive a credit equal to XXXXXXXXXXXXXXXXXXXXXXXXX of Customer's usage of CNS intrastate, dedicated inbound toll free service under applicable state tariff rates, though such credits may only be applied to Customer's CNS interstate and international usage in the same month that the credits are generated. Such credits will not exceed the amount of Customer's interstate and international CNS usage and any credit that is not applied in the month accrued will expire and not be carried forward.

           (iii) Customer shall not be eligible for any tariff discount on CNS intrastate inbound toll free service.

(f) Intralata Outbound Rates. For CNS intralata outbound service, where MCI provides Vnet tariff intralata service, Customer shall pay standard tariff rates for MCI Vnet intralata service (switched to switched, switched to

                               MCI CONFIDENTIAL
     dedicated and dedicated to switched) in each applicable MCI state tariff. Customer is not eligible for any tariff discounts on such service. For CNS intralata outbound service in the states listed below, Customer will receive a credit on such usage equal to the difference between the applicable state tariff rates and the rates set forth below. For CNS intralata outbound service in states not listed below, Customer shall receive a credit equal to XXXXXXXXXXXXXXXXXXXXXXXXX of the applicable tariffed intralata rate. All such credits may only be applied to Customer's CNS interstate and international usage in the same month that the credits are generated. Such credits will not exceed the amount of Customer's interstate and international CNS usage and any credit that is not applied in the month accrued will expire and not be carried forward.

     State            Switched              Dedicated
     -----            --------              ---------
                      Rate Per Minute       Rate Per Minute
                      ---------------       ---------------
                      PEAK    OFF-PEAK      PEAK        OFF-PEAK
                      ----    --------      ----        --------

     Alabama            XXX       XXX      XXXXXX           XXXXXX
     California       XXXXXX    XXXXXX     XXXXXX           XXXXXX
     Florida          XXXXXX    XXXXXX     XXX              XXX
     Illinois         XXXXXX    XXXXXX     XXXXXX           XXXXXX
     Iowa             XXXXXX    XXXXXX     XXX              XXX
     Kentucky         XXXXXX    XXXXXX     XXX              XXX
     Maryland         XXXXXX    XXXXXX     XXXXXX           XXXXXX
     Massachusetts    XXXXXX    XXXXXX     XXXXXX           XXXXXX
     New Jersey       XXXXXX    XXXXXX     XXXXXX           XXXXXX
     New York         XXXXXX    XXXXXX     XXXXXX           XXXXXX
     Tennessee        XXXXXX    XXXXXX     XXX              XXX

     "N/A" in the foregoing table signifies that intrastate rates otherwise applicable under this Agreement shall be applicable for such calls.

(g) International Dedicated and Non-Dedicated Outbound Rates. For CNS international non-dedicated outbound service to those countries listed in Exhibit D, Customer shall pay the rates in Exhibit D. Exhibit D shall supersede Exhibit E for those countries listed in both exhibits. Customer shall not be eligible for tariff discounts on such usage. For CNS

                               MCI CONFIDENTIAL
     international non-dedicated outbound service to those countries listed in Exhibit E, Customer shall pay the rates listed in Exhibit E, less a XXXXXX XXXXXXXXXXXXX discount, though Customer will not be eligible for any tariff discount. MCI may, no more often than once every twelve (12) months, revise the country rates listed on Exhibit D and Exhibit E to compensate for changes in costs associated with service to those countries. For CNS international non-dedicated outbound service to a country which does not have rates listed in either Exhibit D or in Exhibit E, Customer will pay international rates at the Tariff Rates in Option G Section 3.0739 less applicable tariff discounts. For international dedicated outbound service, Customer shall pay a rate equal to the non-dedicated rate to the same country as set forth above, plus an additional XXXXX per minute.

(h) CNS International Outbound Terminating in Mexico. For CNS international outbound service terminating in Mexico, Customer shall pay a postalized rate per minute which shall be determined according to the Band (as defined in MCI's Tariff FCC No. 1) in Mexico where the call terminates, and whether the call is placed at Standard or Economy times, as set forth in the following Schedule. Customer is not eligible for any Tariff discounts on such service.

                          Rate Per Minute
                 Band    Standard  Economy
                 ----    --------  -------
                   1      XXXXXXX  XXXXXXX
                   2      XXXXXXX  XXXXXXX
                   3      XXXXXXX  XXXXXXX
                   4      XXXXXXX  XXXXXXX
                   5      XXXXXXX  XXXXXXX
                   6      XXXXXXX  XXXXXXX
                   7      XXXXXXX  XXXXXXX
                   8      XXXXXXX  XXXXXXX

     For purposes of this Paragraph 1(h), "Standard" rate periods are as defined in the Tariff (currently 7:00 a.m. to 6:59 p.m., Monday through Friday, and 7:00 p.m. to 11:59 a.m., Sunday). "Economy" rate periods include all other periods.

                               MCI CONFIDENTIAL

(i) CNS International Outbound Terminating in Canada. For CNS international outbound service terminating in Canada, Customer shall pay a postalized rate per minute of XXXXXXX per minute during peak times and a postalized rate per minute of XXXXXXX at off peak times.

(j) International Dedicated and Non-Dedicated Toll Free Rates. For CNS international non-dedicated toll free service, Customer shall pay the international toll free rates at the standard Tariff non-dedicated rates in Option F, Section C.3.07314 (or any successor Tariff section) less a discount of XXXXXXXXXXXXXXXXXXXX. For CNS international dedicated toll free service, Customer shall pay the International Non-Dedicated toll free rates less a discount of XXXXXXXXXXXXXXXXXXXX and less a further discount of XXXXX per minute. Customer is not eligible for any Tariff discounts on such service.

(k) Directory Assistance. For switched to switched and dedicated to switched directory assistance, Customer shall pay XXXXX per call.

(l) High Telco Costs. On a monthly basis, for CNS, MCI shall determine, based on the following formula, Customer's minutes of use originating from or terminating to the specific local exchange carriers identified in Schedule B in Exhibit F for the following traffic types ("LEC Minutes"):

     . CNS international, interstate, intrastate and intralata outbound switched to switched and switched to dedicated; and

     .    CNS interstate, intrastate and intralata inbound switched to switched.

     For the same CNS traffic types above, MCI shall determine, based on the provisions of this Paragraph 1(l), the total CNS minutes of use originating from or terminating to the United States, Puerto Rico and the U.S. Virgin Islands regardless of the originating and terminating local exchange carrier. These minutes of use shall include all originating and

                               MCI CONFIDENTIAL
     terminating minutes and shall be referred to as "Total Minutes."

     If LEC Minutes exceed XXXXXXXXXXXXXXXXXXXX of Total Minutes ("XXX Cap") in any XXXXX, Customer shall pay the per minute surcharge listed in Schedule A of Exhibit F in such XXXXX for each LEC Minute (determined on a chronological basis) that exceeds the XXX Cap based on the local exchange carrier territory in Schedule B of Exhibit F in which the call originates and/or terminates. The per minute surcharges listed in Schedule A of Exhibit F shall apply to each switched end of the call originating or terminating in the LECs listed in Schedule B of Exhibit F. For example, for a CNS outbound interstate switched to switched minute originating in a XXXXXX area served by XXXXXXX and terminating in a XXXXXXXXX area served by XXXXXX Tel, Customer shall pay a per minute surcharge of XXXXXX (XXXXXX plus XXXXXX).

     The per minute surcharge shall be calculated by multiplying the applicable per minute surcharge in Schedule A of Exhibit F by the percentage exceeding the XXX Cap times the minutes of the phone call. For example, assuming Customer has XXXXX Total Minutes with XXX LEC Minutes (this equals XXX LEC Minutes with XXX or XXXXXXXXXXXXXXX of the LEC Minutes exceeding the XXX
     Cap), the per minute surcharge for a XX minute CNS switched to switched call originating in the XXXXXXXXXXXXXXXXX Telco Region and terminating in the XXXXXXXXX Telco Region would be calculated as follows:

          XXXXXXXXXXXXXXXXX x XXX x XX minutes = XXXXXXX surcharge for this call.

     (m) RELI. Customer shall receive the rates, terms and conditions for MCI's RELI Service as set forth in Exhibit G.

2.   Additional Rates.
     ----------------

Customer shall receive the following rates during the Service Term for MCI Services which outbound traffic originates and inbound terminates at a switch owned and operated by Customer. Customer shall pay standard tariff rates for all Intrastate Services.

                               MCI CONFIDENTIAL
                                      -8-

Rates set forth in this Paragraph 2 do not include charges for installation, taxes, tax-related surcharges, any other applicable surcharges, charges for access and access-related charges (including, without limitation, access charges in the Tariff, which are additional) except as otherwise provided in Paragraphs 2(f) herein. Rates are in lieu of any discounts, promotions, and credits otherwise applicable pursuant to the Tariff and any state tariff.

     (a)  Domestic Interstate MCI PRISM I Service.
          ---------------------------------------

          (1) For domestic interstate switched outbound service originating via dedicated access from a Customer-owned location(s) to an MCI point of presence, except for service terminating to Alaska, Hawaii, Puerto Rico, and the U.S. Virgin Islands for which Customer shall pay Tariff rates less applicable Tariff discounts, Customer will pay the following applicable non-distance sensitive ("postalized") rate per minute as determined by Customer's Monthly Usage:

                                          Rate Per Minute
          Monthly Usage                 Peak       Off Peak
          -------------                 ----       --------

          $0 - $4,999,999              XXXXXX      XXXXXX
          $5,000,000 and above         XXXXXXX     XXXXXXX

         (2) On a monthly basis, if Customer's total minutes of use of domestic interstate Prism I traffic terminating to those local exchange carriers listed in Schedule B of Exhibit F exceeds XXXXXXXXXXXXXXXXXXXXX of Customer's total domestic interstate Prism I traffic, then Customer will pay the surcharges set forth in Schedule A of Exhibit F in addition to those charges on such traffic set forth in Paragraph 2(a)(1), above.

     (b) Domestic Interstate MCI Toll Free DAL Service.
         ---------------------------------------------

         1) For domestic interstate inbound service terminating via dedicated access from an MCI point of presence to Customer-owned location(s), except for service originating from Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands

                               MCI CONFIDENTIAL
                                      -9-
for which Customer shall pay Tariff rates less applicable Tariff discounts, Customer will pay the following non-distance sensitive ("postalized") rate per minute for domestic interstate MCI Toll Free DAL Service which originates in the 48 contiguous United States:

                                           Rate Per Minute
          Monthly Usage            Peak       Off Peak
          -------------            ----       --------

          $0 - $4,999,999         XXXXXX       XXXXXX
          $5,000,000 and above    XXXXXXX      XXXXXXX

          2) The above rates for MCI Toll Free DAL Service do not include any feature charges described in the Tariff, including, but not limited to, any Toll Free Service Management System ("SMS") charges or RESP ORG charges, which may be additional. Except as provided below, Customer shall pay Tariff rates for feature charges associated with MCI Toll Free DAL Service. For the features identified below, Customer shall pay rates set forth, except that for each Corporate I.D., Customer shall pay a maximum of:

     XXXX per month, per Corporate I.D. for monthly recurring charges.
     XXXX per month, per Corporate I.D. for non-recurring installation charges. XXXX per month, per Corporate I.D. for non-recurring change order charges.

Feature                          Monthly  Install  Changes
-------                          -------  -------  -------

Point of Call Routing             XXXXXX  XXXXXX    XXXXXX
Most Available Agent Routing      XXXXXX  XXXXXX    XXXXXX
Day of Week Routing               XXXXXX  XXXXXX    XXXXXX
MCI Rules Based Routing           XXXXXX  XXXXXX    XXXXXX
Time Interval Routing             XXXXXX  XXXXXX    XXXXXX
Tailored Call Coverage            XX      XXXXXXX   XXXXXX
Holiday Routing                   XX      XXXXXXX   XXXXXX
MCI Profile Routing               XXXXXX  XXXXXX    XXXXXX
MCI Quota Routing                 XXXXXX  XXXXXX    XXXXXX
DNIS                              XX      XXXXXXX   XXXXXX
Percentage Allocation Routing     XXXXXX  XXXXXX    XXXXXX


                               MCI CONFIDENTIAL
                                     -10-

Id Codes (per 100)                XXXXXX  XXXXXX   XX
Sequential Allocation Routing     XXXXXX  XXXXXX   XXXXXX

          3) On a monthly basis, if Customer's total minutes of use of domestic interstate toll free traffic originating with those local exchange carriers listed in Schedule B of Exhibit F exceeds XXXXXXXXXXXXXXXXXXXXX of Customer's total domestic interstate toll free traffic, then Customer will pay the surcharges set forth in Schedule A of Exhibit F in addition to those charges on such traffic as set forth above.

     (c)  Domestic Interstate TDS 1.5.
          ---------------------------

          For domestic interstate TDS 1.5 Service ("TDS 1.5 Service") terminating at Customer's owned and operated switch locations, Customer will pay, in addition to all taxes and tax-related surcharges, the Inter-Office Channel ("IOC") monthly charges based on circuit mileage as contained in the schedule below, less a XXXXXXXXXXXXXXXXX discount. Customer shall pay both the charges in Column A plus those in Column B.

                                       A              B
                                  Fixed Charge  Charge Per DS-O
     Circuit Mileage              Per Circuit   Circuit Mile
     ---------------              -----------   ---------------

     0 to XX miles                XXXXXXX       XXXXX
     XX to XX miles               XX            XXXXXXX
     XXX to XXX miles             XX            XXXXXXX
     XXX + miles                  XX            XXXXXXX

     (d)  Domestic Interstate TDS-45.
          --------------------------

          For domestic interstate TDS-45 Service ("TDS-45 Service") terminating at Customer's owned and operated switch locations, Customer will pay, in addition to all taxes and tax-related surcharges, the IOC monthly charges based on circuit mileage as contained in the schedule below, less a XXX XXXXXXXXXXXXX discount. Customer shall pay both the charges in Column A plus those in Column B. Provision of TDS-45 service to Customer shall be subject to service availability as determined by MCI.

                               MCI CONFIDENTIAL
                                     -11-

                                 A               B
                           Fixed Charge  Charge Per DS-O
     Circuit Mileage       Per Circuit   Circuit Mile
     ---------------       ------------  ---------------
     XXXXXXX               XXXXXX        XX
     XXXXXXXXXXXXX         XXXXXX        XXXXXXX

     (e)  Domestic Interstate DS-O.
          ------------------------

          For domestic interstate DS-O Service ("DS-O Service") terminating at Customer's owned and operated switch locations, Customer will pay, in addition to all taxes and tax-related surcharges, the IOC monthly charges based on circuit mileage as contained in the schedule below, less a XXX XXXXXXXXXXXXX discount. Customer shall pay both the charges in Column A plus those in Column B.

                                 A              B
                           Fixed Charge  Charge Per DS-O
     Circuit Mileage       Per Circuit    Circuit Mile
     ---------------       ------------  ---------------
     XXXXXXX               XXXXXX        XX
     XXXXXXXXXX            XX            XXXXX
     XXXXXXXXXXXXX         XX            XXXXX

     (f) 1) All monthly recurring Central Office Connection ("COC") and monthly recurring Access Coordination ("AC") charges for domestic interstate TDS
     1.5 Service, TDS-45 Service and DS-O Service are included in the charges for these services.

          2) Rates for domestic interstate TDS 1.5 Service, TDS-45 Service and DS-O Service are based on a least mileage routing and the mileage per route is determined by using the airline mileage between the two applicable MCI Dedicated Leased Line cities in accordance with the calculation as set forth in Section C-11, Table I, Part A of the Tariff. These rates shall apply only to circuits that are wholly-owned and operated end-to-end by MCI and the rates shall not apply to circuits with less than XXXXXXXXXXXXXXXXX domestic interstate traffic.

                               MCI CONFIDENTIAL
                                     -12-

          3) The rates for domestic interstate TDS 1.5 Service, TDS-45 Service and DS-O Service provided herein are in lieu of any rates, charges, promotions and discounts available from MCI in the Tariff or applicable state tariff for the AC, COC and IOC portion of such service including, without limitation, the Network Pricing Plan(s) specified in the Tariff.

          4) Monthly recurring Local Loop Access charges for domestic interstate TDS 1.5 Service, TDS-45 Service and DS-O Service shall not count towards Customer's Monthly Commitment.

     (g)  City Pair Discount For Private Line.
          ------------------------------------

          In addition to the rates for TDS 1.5 and TDS-45 Service set forth above, Customer will receive a discount on its domestic interstate IOC charges for multiple TDS 1.5 and TDS-45 circuits which are installed at the same time between city pairs pursuant to the following schedule:

          Number of TDS 1.5 or TDS-45
          Circuits in City Pair           Discount
          ---------------------           --------

               XXXXX                         XX
               XXXXXX                        XX
               XXXXXXXXXXXX                  XX

     (h)  MCI Feature Card Service.
          ------------------------

          Customer will receive the rates, terms and conditions for MCI Feature Card Service set forth in Exhibit H.

     (i)  MCI Carrier Operator Services.
          -----------------------------

          Customer will receive the rates, terms and conditions for MCI Carrier Operator Services as set forth in Attachment 2 to this Agreement and the Exhibit(s) to such Attachment.

     (j)  MCI VIP, VIP Plus, Toll Free MOD and CAS Plus Discounts.
          -------------------------------------------------------

                               MCI CONFIDENTIAL
                                     -13-

          1) For MCI PRISM I Services for which postalized rates or rates otherwise modified by discounts in this Agreement are not provided herein, Customer is entitled to receive the discounts associated with the thirty-six (36) month term commitment under the MCI PRISM I Service Value Insurance Plan ("VIP") and the MCI Corporate Account Service ("CAS") Plus plan subject to the terms and conditions set forth in the Tariff for such services except as modified by this Agreement. In the event Customer terminates this Agreement, Customer will be billed any applicable Tariff early termination charges associated with the plan which Customer received. MCI agrees to waive Tariff termination liability under the VIP and CAS Plus if Customer's termination occurs after twenty-four (24) months. Customer's termination liability hereunder is in addition to Customer's termination liability provided for in Paragraph 10 of the Agreement.

          2) For MCI International Toll Free DAL Service for which postalized rates or rates otherwise modified by discounts in this Agreement are not provided herein, Customer is entitled to receive the discounts associated with the thirty-six (36) month term commitment under the MCI Toll Free Service Value Insurance Plan Plus ("VIP Plus") subject to the terms and conditions set forth in the Tariff for such services except as modified by this Agreement.

          In the event Customer terminates this Agreement, Customer will be billed any applicable Tariff early termination charges associated with the plan which Customer received. MCI agrees to waive Tariff termination liability under the VIP Plus if Customer's termination occurs after twenty-four (24) months. Customer's termination liability hereunder is in addition to Customer's termination liability provided for in Paragraph 10 of the Agreement.

          3) For MCI International Toll Free DAL Service, Customer is entitled to receive the MCI Toll Free Service Multi-Option Discount ("800 MOD") subject to the terms and conditions set forth in the Tariff for such service except as modified by this Agreement.

                               MCI CONFIDENTIAL
                                     -14-

          4) In the event the amount of the discount provided under VIP, VIP Plus, CAS Plus, and/or 800 MOD is greater than the charges for Customer's usage of Interstate and International Services earned under this Agreement, the difference will not be credited to Customer or carried forward.

3.   Credits and Additional Discounts.
     --------------------------------

     (a)  CNS Installation Credit
          -----------------------

          Customer shall receive a credit of up to XXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXX, which shall be applied to the one-time installation (including CIC installation) and other one-time non-recurring MCI Tariff charges associated with the implementation of Carrier Network Services. Customer may use this credit to off set per ANI PIC fees assessed by the LEC's, up to XXXXXXXXXXXXXXXXXXXX per ANI.

     (b) Access Coordination/Central Office Connection Promotion
         -------------------------------------------------------

          As a promotional offering to Customer for executing this Agreement on or before the date specified in Paragraph 22 of the Agreement, Customer shall pay MCI a monthly recurring Central Office Connection charge of XXX XXXXXXXXXXXXXXXXXXXXXX per circuit and a monthly recurring Access Coordination charge of XXXXXXXXXXXXXXXXXXX per circuit for MCI T-1 digital gateway access circuits installed prior to the Effective Date of this Agreement and currently utilized by Customer, and for MCI T-1 digital gateway access circuits installed pursuant to this Agreement. Such charges shall be in effect for the term of this Agreement, after which Customer shall pay standard Tariff rates less applicable Tariff discounts for such circuits.

                               MCI CONFIDENTIAL
                                     -15-

                                 ATTACHMENT 2

                         MCI CARRIER OPERATOR SERVICES

With respect to Customer's purchase of MCI Carrier Operator Services for resale, the parties hereby agree as follows:

1.  Operator Services.
    -----------------

      (a) MCI will provide Carrier Operator Services for Carrier Network Services customers only when such customer's end user's access lines are provided by one of the LECs listed in Exhibit A to this Attachment 2 which is attached hereto and incorporated herein by reference.

      (b) "Operator Service Calls" mean long distance calls dialed with the 0+, 01+ or 00- dialing pattern (and excluding calls dialed with the 950-XXXX and 800 dialing patterns).

      (c) Customer shall not use any service mark or trademark of MCI or refer to MCI in connection with any service provided hereunder without the prior written approval of MCI.

      (d)  Call Originating Identification Information.  MCI must receive
           -------------------------------------------
      electronic call origination identification ANI information for each call carried hereunder. If the Originating Site uses Feature Group D local access service, the required call origination identification information is automatically supplied by the local exchange company. If the Originating Site uses a type of local access service other than Feature Group D local access service, the Originating Site shall cause electronic call origination identification information (in a form acceptable to MCI) to be supplied to MCI at the initiation of each call.

     (e)  Emergency Calls.
          ---------------

          (1) Each Originating Site shall configure its system so that 911 emergency calls, where available, and similar emergency calls, will be automatically routed to the appropriate party or clearing house without the intervention of MCI. Emergency calls which do reach a

                               MCI CONFIDENTIAL
                                      -1-

          MCI operator shall be handled in accordance with MCI standard operating procedures.

          (2) If Customer or MCI provides an emergency number database, Customer agrees to indemnify and hold MCI harmless from any and all claims, damages, fines, penalties and any other liabilities (including attorney fees) arising out of the inaccuracy of any information or the inadequacy of any procedure or personnel.

     (f)  Payphones.
          ---------

          (1) Payphone lines must be classed as "07" COCOT.

          (2) All payphones must have Billed Number Screening ("BNS"), if available. If BNS is not available, the Customer will be responsible for calls billed to any lines without BNS.

          (3) Unless otherwise permitted by law, all 0- calls must be passed to the Local Exchange Carrier ("LEC").

          (4) Payphones must not block 950-XXXX or 1-800-XXX-XXXX calls.

          (5) All payphones must have "011" blocking at the central office, if available. If international blocking is not available, or if Customer chooses not to block "011" calls, then Customer assumes responsibility for any international fraud.

          (6) For Premises Telephones located in condominiums, Customer shall be liable for all charges attributable to the failure of Customer to secure screening which prevents 1+ 10XXX domestic and international dialing and which indicates to operators that the telephone is restricted to prohibit billing to the original ANI.

                               MCI CONFIDENTIAL
                                      -2-

          (7) Customer shall be responsible for any fraud resulting from its purchase and use of MCI Carrier Operator Services.

     (g) Compliance.  Customer will comply with applicable federal, state and
          ----------
     local laws and regulations, including without limitation the Telephone Operator Consumer Services Improvement Act, and other laws and regulations relating to operator service during the term of this Agreement.

     (h) Authority.  Customer warrants that it is authorized to select the
          ---------
     operator services carrier for the telephones served by Customer pursuant to this Agreement. Customer agrees that if any party makes any claims against MCI for commissions from such telephones, Customer will be responsible for any such claim.

     (i) Liability.
          ---------

          Except in cases involving proven willful or wanton misconduct, MCI's liability to Customer under this Attachment 2 is limited to its obligation to provide service as described herein. MCI SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE LOSS OR DAMAGE OF ANY KIND, INCLUDING LOST PROFITS OR REVENUE (WHETHER OR NOT MCI WAS AWARE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE), BY REASON OF ANY ACT OR OMISSION IN ITS PERFORMANCE UNDER THIS AGREEMENT.

          Customer shall indemnify and hold MCI harmless against any and all claims, losses, liabilities, damages, fines, penalties, costs or expenses (including reasonable attorneys' fees and expenses) arising out of or related to (A) Customer's actions or inactions under this Attachment 2, except to the extent caused by MCI's proven willful or wanton misconduct,
     (B) the inaccuracy of any information or the inadequacy of any procedures or personnel provided by Customer under this Attachment 2, or (C) any claim made under Paragraph 1(h) of this Attachment 2.

                               MCI CONFIDENTIAL
                                      -3-

 2.  Rates.
     -----

     (a) The rates in the following schedule shall be charged on Customer's usage of MCI Carrier Operator Services. The automated rate will be charged from the time a call reaches a node until the call is terminated. The live rate will be charged in addition to automated rates for the portion of each call that is handled by a live operator.

                                         Automated    Live
         Monthly Attempts                Rate/Sec.  Rate/Sec.
         ----------------                ---------  ---------

                 0 - XXXXXX               XXXXXXXX   XXXXXXXX
            XXXXXXXXXXXXXXXX              XXXXXXXX   XXXXXXXX
           XXXXXXXXXXXXXXXXX              XXXXXXXX   XXXXXXXX
           XXXXXXXXXXXXXXXXX              XXXXXXXX   XXXXXXXX
           XXXXXXXXXXXXXXXXXXX            XXXXXXXX   XXXXXXXX
         XXXXXXXXXXXXXXXXXXXXX            XXXXXXXX   XXXXXXXX
         XXXXXXXXXX                       XXXXXXXX   XXXXXXXX

     (b) For calls terminated by MCI, Customer shall pay MCI an additional charge for call termination based on the Domestic Interstate MCI PRISM I call minimum and call rounding as stated in the Tariff. For calls terminated on dedicated access, Customer shall pay the PRISM I domestic interstate outbound rate specified in Paragraph 2(a) of Attachment 1. For calls terminated on switched access, Customer shall pay the Carrier Network Services Domestic non-dedicated interstate outbound rate specified in Paragraph 1(a) of Attachment 1.

3.   Rate Quotes. If Customer has provided the appropriate rate information, MCI
     -----------
     will provide real-time rate quotes to callers.

4.   Customer Service.  Customer agrees that all customer service calls (i.e.,
     ----------------
     billing disputes, troubles, general inquiries) shall be routed to Customer's customer service via a Customer-provided MCI 800 number.

5.   Language Assistance.  Customer agrees that if, on a monthly basis, calls
     --------------------
     utilizing MCI Carrier Operator Services language

                               MCI CONFIDENTIAL
                                      -4-
     assistance exceed XXXXXXXXXXXXXXXXXXXX, Customer shall pay two times the Tariff rate for all calls exceeding XXXXXXXXXXXXXXXXXXXX.

6.   Brand.  Customer agrees that it will resell MCI Carrier Operator Services
     -----
     in its own name only.


7.   Service Delivery.  Customer agrees that it will receive and deliver all MCI
     ----------------
     Carrier Operator Services calls from/to one of the three (3) MCI automated nodes via an MCI TDS-1.5 circuit, TDS-45 circuit or Carrier Network Services shared access.

8.   Billing.  Customer agrees to be responsible for all end-user billing for
     -------
     operator services and further agrees that if MCI provides rating and/or recording services for billing, Customer shall indemnify MCI to the extent provided in Paragraph 1(i) of this Attachment 2.

9.   Call Detail Records.  Call Detail Records ("CDR's) for MCI Carrier Operator
     -------------------
     Services are available to Customer on a next day basis. Customer assumes responsibility for pulling the CDR's from the Carrier Operator Services Bulletin Board. Records will only be posted to the bulletin board for ten
     (10) days from the date of call.

10.  Forecasting.  Customer agrees to provide a written monthly forecast for
     -----------
     automated and live MCI Carrier Operator Services to be received by MCI no later than ten (10) days prior to the beginning of each month.

11.  Force Majeure.  If because of force majeure, MCI is unable wholly or in
     -------------
     part to carry out any of its obligations under this Attachment 2 for a period of up to five (5) days, such obligations shall be suspended for the duration of the event of force majeure. During the continuance of such force majeure, MCI shall incur no liability by reason of its failure to perform the obligation so suspended, provided, however, that the disabling effect of such force majeure shall be eliminated as soon as and to the extent reasonably possible. The term "force majeure" as used herein shall include switch, radio or cable failure, cable cut caused by a

                               MCI CONFIDENTIAL
                                      -5-
     party other than MCI or its agents, acts of God, riots, insurrection, war, labor dispute of third parties other than MCI or its agents, fire, flood, explosion, orders or acts of military or civil authority, and any other cause beyond MCI's reasonable control.

                                   EXHIBIT A
                                TO ATTACHMENT 2
                LEC'S ELIGIBLE FOR CNS OPERATOR SERVICES RATES


Ace Telephone Association                         Houston, TX
ALLTEL Corp.                                      Little Rock, AR
Ameritech Corp.                                   Chicago, IL
Atlantic Telephone Membership Corp.               Shallotte, NC
Bell Atlantic Corp.                               Philadelphia, PA
BellSouth Corp.                                   Atlanta, GA
Ben Lomand Rural Telephone Coop., Inc.            McMinnville, TN
Brandenburg Telephone Co., Inc.                   Brandenburg, KY
Buffalo Valley Telephone Co.                      Lewisburg, PA
C-TEC Corp.                                       Wilkes-Barre, PA
Century Telephone Enterprises, Inc.               Monroe, LA
Chillicothe Telephone Co.                         Chillicothe, OH
Cincinnati Bell Telephone Co.                     Cincinnati, OH
Citizens Utilities Co.                            Stamford, CT
Clifton-Forge-Waynesboro Telephone Co.            Staunton, VA
Coastal Utilities, Inc.                           Hinesville, GA
Conestoga Telephone & Telegraph Co.               Birdsboro, PA
Denver & Ephrata Telephone & Telegraph            Ephrata, PA
East Ascension Telephone Co., Inc.                Gonzales, LA
Eastex Telephone Coop., Inc.                      Henderson, TX
Ellensburg Telephone Co., Inc.                    Ellensburg, WA
Farmers Telephone Coop., Inc.                     Kingstree, SC
Fort Bend Telephone Co., Inc.                     Rosenburg, TX
Grand River Mutual Telephone Corp.                Princeton, MO
Great Plains Communications, Inc.                 Blair, NE
GTE Corp. (U.S. Only)                             Irving, TX
Guadalupe Valley Telephone Coop., Inc.            New Braunfels, TX
Gulf Telephone Co.                                Foley, AL
Hargray Telephone Co., Inc.                       Hilton Head, SC
Highland Telephone Coop., Inc.                    Sunbright, TN
Horry Telephone Cooperative, Inc.                 Conway, SC
Illinois Consolidated Telephone Co.               Mattoon, IL
Kerrville Telephone Co.                           Kerrville, TX
Lancaster Telephone Co.                           Lancaster, SC
Lexington Telephone Co.                           Lexington, NC
Lincoln Telephone & Telegraph Co.                 Lincoln, NE

                               MCI CONFIDENTIAL


Lufkin-Conroe Telephone Exchange                  Lufkin, TX
Mankato Citizens Telephone Co.                    Mankato, MN
Matanuska Telephone Association, Inc.             Palmer, AK
Mid-Plains Telephone Inc.                         Middletown, WI
Millington Telephone Co., Inc.                    Millington, TN
North Pittsburgh Telephone Co.                    Gibsonia, PA
North State Telephone Co.                         High Point, NC
NYNEX Corp.                                       New York, NY
Ogden Telephone Co.                               Spencerport, NY
Pacific Telesis Group                             San Francisco, CA
Pioneer Telephone Co., Inc.                       Kingfisher, OK
PTI Communications, Inc.                          Vancouver, WA
Rochester Telephone Corp.                         Rochester, NY
Rock Hill Telephone Co.                           Rock Hill, SC
Roseville Telephone Co.                           Roseville, CA
Shenandoah Telephone Co.                          Edinburg, VA
Smithville Telephone Co., Inc.                    Ellettsville, IN
South Central Rural Telephone
     Coop Corp. Inc.                              Glasgow, KY
Southern New England Telephone Co.                New Haven, CT
Southwestern Bell Corp.                           San Antonio, TX
Sprint Corp.                                      Westwood, KS
St. Joseph Telephone & Telegraph Co.              Port St. Joe, FL
Standard Telephone Co.                            Cornelia, GA
Taconic Telephone Corp.                           Chatham, NY
Telephone & Data Systems, Inc.                    Chicago, IL
Telephone Electronics Corp.                       Jackson, MS
The Concord Telephone Co.                         Concord, NC
The Woodbury Telephone Co.                        Woodbury, CT
Twin Lakes Telephone Coop.                        Gainesboro, TN
U.S. West Communications                          Englewood, CO
Warwick Valley Telephone Co.                      Warwick, NY
Wood County Telephone Co.                         Wisconsin Rapids, WI
Yadkin Valley Telephone Membership Corp.          Yadkinville, NC

                               MCI CONFIDENTIAL

                                 ATTACHMENT 3

                               LETTER OF AGENCY
                               ----------------


ATTENTION: Concerned Local Operating Companies, AT&T and other Common Carriers and All Equipment Vendors


The undersigned appoints MCI Telecommunications Corporation or any of its affiliated companies ("MCI") as agent for the purpose of ordering, in connection with MCI's provision of service to the undersigned, changes in and/or maintenance on specific telecommunications service that you provide to the undersigned including, without limitation, removing, adding to or rearranging such telecommunications service.

You are hereby released from any and all liability for making pertinent information available to MCI and for following MCI's instructions with respect to any changes to or maintenance on the undersigned's telecommunications service. You may deal directly with MCI on all matters pertaining to telecommunications service and should follow instructions with respect thereto. This authorization will remain in effect until modified or rescinded in writing by the undersigned.

Signed this _______ day of ___________, 19___.

BY:


-----------------------------
Authorized Customer Signature


-----------------------------
Title


-----------------------------
Company Name


                               MCI CONFIDENTIAL

                                   EXHIBIT A
                             CALL TRAFFIC RECORDS

                            A.  Call Detail Records

Customer may select between weekly magnetic tapes or daily files to receive call detail record ("CDR(s)") information and may also choose to receive monthly magnetic tapes. Customer may choose ONE of these options (weekly magnetic tapes or daily files), but not both, by providing MCI written notice thereof.
Customer may change the selected option during the Service Term of the Agreement by providing MCI with ninety (90) days prior written notice. Daily CDRs are available only for Carrier Network Service Interstate, Intrastate and International Outbound usage. Weekly and monthly magnetic tapes are available for Carrier Network Services Interstate, Intrastate and International Outbound and Inbound usage. If CDRs are made available by MCI on a more frequent basis or in a different format, Customer shall be entitled to receive CDRs in such manner, under such terms and conditions as MCI may impose with respect to such newly available frequency of delivery or format.

The above tapes and files shall be provided to Customer in MCI format and at applicable Tariff and state tariff rates. MCI makes no guarantee that such tape or file is compatible with any billing systems Customer may choose to use. Further, MCI assumes no obligation to conform the magnetic tape or file format to become compatible with any billing system of Customer or Customer's billing agent.

                           B.  Weekly Magnetic Tapes

Customer may receive CDRs from MCI on a weekly basis via magnetic tape in the same record layout format as the MCI monthly billing magnetic tape.

Weekly magnetic tapes consist of and feature the following:

        1. Customer shall receive one magnetic tape for each of the following products: Carrier Network Services Interstate, Intrastate and International Outbound; Carrier Network

                               MCI CONFIDENTIAL

Services Interstate, Intrastate and International Inbound; and Operator Services. MCI will use reasonable efforts to provide this tape(s) to Customer one (1) week after the usage occurs. The traffic period contained in the magnetic tape varies in accordance to the type of usage as stated in the table below:

        TYPE OF USAGE           CALL TRAFFIC PERIOD
        -------------           -------------------
        Outbound                Saturday through Friday
        Inbound                 Friday through Thursday
        Calling Card            Wednesday through Tuesday

Due to timing of the extract, the tape may not contain complete data for the week. The remaining data for such days will be contained in the following week's tape.

2. Based on the nature of weekly magnetic tape processing, traffic may be in "Error Suspense", defined as the failure to process a record due to lack of current account information. Error Suspense is due to (a) the timeliness of order entry reference file extracts and (b) traffic rate table updates.

Normal Error Suspense accounts for approximately one percent (1%) of total traffic for a given week and will appear on a later tape with the original date of the call specified.

3. For invoicing cycles ending mid-week (i.e. the 31st day of the month is a Wednesday), two (2) magnetic tapes will be generated for that week; one for the traffic for the prior month's invoicing cycle and one for traffic for the current invoicing period. This will allow Customer to reconcile the weekly tapes to its monthly invoice.

4. Each new ANI may incur up to a two (2) week delay prior to appearing in the weekly magnetic tape process. MCI order entry file updates occur on the first (1st) and fifteenth (15th) of each month and produce extracts to weekly magnetic tape processes. For example, ANIs installed May 20, will not appear on the weekly magnetic tape until after May 30.

5. The weekly magnetic tape service is a value-added product and is provided for fraud detection purposes only.

                               MCI CONFIDENTIAL

     MCI shall have no obligation to research or track any discrepancies between monthly magnetic tape and the weekly call detail records (but MCI may elect to do so, in its sole discretion).

     6.   MCI will use the monthly magnetic tape to invoice Customer.

     7. Customer is responsible for paying the monthly invoice in full inaccordance with the terms specified in this Agreement, regardless of any discrepancies between the monthly invoice and the weekly magnetic tapes.

                                C.  Daily CDRs

Daily CDRs are only available for outbound usage. The daily CDR feature will be unedited by MCI's billing system and unaudited by MCI's billing center to ensure timeliness of delivery. MCI will not be liable to Customer for any errors or inaccuracies contained in the daily CDRs.

     1.   Daily CDRs are prepared as follows:

          (a) An extract is taken of calls from MCI's call processing system prior to monthly invoice preparation and MCI will use reasonable efforts to provide the tape to Customer within forty-eight hours after traffic is created (ie, calls that are placed Monday will be in the file sent on Wednesday, although calls made early Monday may appear in Tuesday's file).

          (b) Files will be received seven (7) days per week at a time to be mutually determined by the parties.

          (c) Two (2) data delivery options will be available for selection by Customer based on Customer's forecasted volume. Any and all expenses incurred to set up any dedicated line, hardware, software or other equipment that may be required for data delivery shall be paid by the Customer.

                               MCI CONFIDENTIAL
                                      A-3

2. MCI does not assume responsibility for failures in delivery of CDR data which are caused by Customer's billing and customer premise equipment. MCI will store files for up to fourteen (14) days in case a retransmission is requested, after which all files will be purged.

3. Due to Error Suspense, as defined in paragraph B.2, not all calls will necessarily appear on the file specific to their date; calls may actually appear on a later file but the call will retain the original date.

4.  Customer understands that daily CDR delivery is subject to the following:

    (a) The record format will be identical to monthly magnetic tape except that it will not contain the amount charged for the call.

    (b) Daily CDRs will not always correspond with the monthly file for the following reasons:

    (i) records do not complete the full billing process and may get dropped as "unbillable" when the full billing process is completed.

    (ii) Error Suspense, as defined in paragraph B.2, could result in calls from previous dates being delivered in daily files. Normal Error Suspense accounts for approximately one percent (1%) of total traffic.

    (iii) calls can be recycled for ninety (90) days until they are either invoiced or dropped in the invoice editing process.

    (c) Call traffic can experience up to a two (2) week delay prior to appearing in the daily file process. This only occurs when ANI's added to a new account or Corporate ID which has been established within two weeks of when the ANI was tied to this new account via MCI's order entry system.


    (d) File creation is time driven (i.e., data is distributed at approximately the same time each day



                               MCI CONFIDENTIAL
regardless of whether all files have been received from all data centers). Therefore, some files on given days could be incomplete with the remainder of data received on the following day's file. The file header shall indicate if all data was obtained from each of the three (3) MCI data centers.

     (e) MCI shall have no obligation to research or track any discrepancies between the daily and monthly files. Customer shall pay pursuant to the monthly invoice, regardless of any discrepancies between the monthly invoice and the daily files.




                               MCI CONFIDENTIAL

                                   EXHIBIT B

                  CNS NON-DEDICATED OUTBOUND INTRASTATE RATES
                  -------------------------------------------

                              Day        Non-Day

Alabama                    XXXXXXXX      XXXXXXXX
Arizona                    XXXXXXXX      XXXXXXXX
Arkansas                   XXXXXXXX      XXXXXXXX
California                 XXXXXXXX      XXXXXXXX
Colorado                   XXXXXXXX      XXXXXXXX
Connecticut                XXXXXXXX      XXXXXXXX
Delaware                   XXXXXXXX      XXXXXXXX
Florida                    XXXXXXXX      XXXXXXXX
Georgia                    XXXXXXXX      $XXXXXXX
Idaho                      XXXXXXXX      XXXXXXXX
Illinois                   XXXXXXXX      XXXXXXXX
Indiana                    XXXXXXXX      XXXXXXXX
Iowa                       XXXXXXXX      XXXXXXXX
Kansas                     XXXXXXXX      XXXXXXXX
Kentucky                   XXXXXXXX      XXXXXXXX
Louisiana                  XXXXXXXX      XXXXXXXX
Maine                      XXXXXXXX      XXXXXXXX
Maryland                   XXXXXXXX      XXXXXXXX
Massachusetts              XXXXXXXX      XXXXXXXX
Michigan                   XXXXXXXX      XXXXXXXX
Minnesota                  XXXXXXXX      XXXXXXXX
Mississippi                XXXXXXXX      XXXXXXXX
Missouri                   XXXXXXXX      XXXXXXXX
Montana                    XXXXXXXX      XXXXXXXX
Nebraska                   XXXXXXXX      XXXXXXXX
Nevada                     XXXXXXXX      XXXXXXXX
New Hampshire              XXXXXXXX      XXXXXXXX
New Jersey                 XXXXXXXX      XXXXXXXX
New Mexico                 XXXXXXXX      XXXXXXXX
New York                   XXXXXXXX      XXXXXXXX
North Carolina             XXXXXXXX      XXXXXXXX
North Dakota               XXXXXXXX      XXXXXXXX
Ohio                       XXXXXXXX      XXXXXXXX
Oklahoma                   XXXXXXXX      XXXXXXXX
Oregon                     XXXXXXXX      XXXXXXXX
Pennsylvania               XXXXXXXX      XXXXXXXX
Rhode Island               XXXXXXXX      XXXXXXXX
South Carolina             XXXXXXXX      XXXXXXXX
South Dakota               XXXXXXXX      XXXXXXXX
Tennessee                  XXXXXXXX      XXXXXXXX
Texas                      XXXXXXXX      XXXXXXXX

                               MCI CONFIDENTIAL

Utah            XXXXXXXX        XXXXXXXX

Vermont         XXXXXXXX        XXXXXXXX

Virginia        XXXXXXXX        XXXXXXXX

Washington      XXXXXXXX        XXXXXXXX

West Virginia   XXXXXXXX        XXXXXXXX

Wisconsin       XXXXXXXX        XXXXXXXX

Wyoming         XXXXXXXX        XXXXXXXX

                               MCI CONFIDENTIAL
                                      B-2

                                   EXHIBIT C

                  CNS NON-DEDICATED INBOUND INTRASTATE RATES
                  ------------------------------------------

                          Day             Non-Day
                          ---             -------
Alabama                 XXXXXXXX        XXXXXXXX

Arizona                 XXXXXXXX        XXXXXXXX

Arkansas                XXXXXXXX        XXXXXXXX

California              XXXXXXXX        XXXXXXXX

Colorado                XXXXXXXX        XXXXXXXX

Connecticut             XXXXXXXX        XXXXXXXX

Delaware                XXXXXXXX        XXXXXXXX

Florida                 XXXXXXXX        XXXXXXXX

Georgia                 XXXXXXXX        XXXXXXXX

Idaho                   XXXXXXXX        XXXXXXXX

Illinois                XXXXXXXX        XXXXXXXX

Indiana                 XXXXXXXX        XXXXXXXX

Iowa                    XXXXXXXX        XXXXXXXX

Kansas                  XXXXXXXX        XXXXXXXX

Kentucky                XXXXXXXX        XXXXXXXX

Louisiana               XXXXXXXX        XXXXXXXX

Maine                   XXXXXXXX        XXXXXXXX

Maryland                XXXXXXXX        XXXXXXXX

Massachusetts           XXXXXXXX        XXXXXXXX

Michigan                XXXXXXXX        XXXXXXXX

Minnesota               XXXXXXXX        XXXXXXXX

Mississippi             XXXXXXXX        XXXXXXXX

Missouri                XXXXXXXX        XXXXXXXX

Montana                 XXXXXXXX        XXXXXXXX

Nebraska                XXXXXXXX        XXXXXXXX

Nevada                  XXXXXXXX        XXXXXXXX

New Hampshire           XXXXXXXX        XXXXXXXX

New Jersey              XXXXXXXX        XXXXXXXX

New Mexico              XXXXXXXX        XXXXXXXX

New York                XXXXXXXX        XXXXXXXX

North Carolina          XXXXXXXX        XXXXXXXX

North Dakota            XXXXXXXX        XXXXXXXX

Ohio                    XXXXXXXX        XXXXXXXX

                               MCI CONFIDENTIAL

Oklahoma                XXXXXXXX        XXXXXXXX

Oregon                  XXXXXXXX        XXXXXXXX

Pennsylvania            XXXXXXXX        XXXXXXXX

Rhode Island            XXXXXXXX        XXXXXXXX

South Carolina          XXXXXXXX        XXXXXXXX

South Dakota            XXXXXXXX        XXXXXXXX

Tennessee               XXXXXXXX        XXXXXXXX

Texas                   XXXXXXXX        XXXXXXXX

Utah                    XXXXXXXX        XXXXXXXX

Vermont                 XXXXXXXX        XXXXXXXX

Virginia                XXXXXXXX        XXXXXXXX

Washington              XXXXXXXX        XXXXXXXX

West                    XXXXXXXX        XXXXXXXX
Virginia
Wisconsin               XXXXXXXX        XXXXXXXX

Wyoming                 XXXXXXXX        XXXXXXXX

                               MCI CONFIDENTIAL

                                   EXHIBIT D

                       CNS INTERNATIONAL OUTBOUND RATES
                       --------------------------------

                     Country Code     Rate/Minute
XXXXXXXXX                XXX            XXXXXX
XXXXXX                   XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXXXXXX                XXX            XXXXXX
XXXXX                    XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXX                    XXX            XXXXXX
XXXXX                    XXX            XXXXXX
XXXXX                    XXX            XXXXXX
XXXXXXXXXXX              XXX            XXXXXX
XXXXXX                   XXX            XXXXXX
XXXXXX                   XXX            XXXXXX
XXXXXXXX                 XXX            XXXXXX
XXXXXXXXXXXXXX           XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXXXXX                 XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXXXXXX                XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXXXXX                 XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXXX                   XXX            XXXXXX
XXXXXXXXXX               XXX            XXXXXX
XXXXX                    XXX            XXXXXX
XXXXX                    XXX            XXXXXX
XXXXXXXX                 XXX            XXXXXX
XXXXXXXXXX               XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXXXXX                 XXX            XXXXXX
XXXXXXXXXXXXXXXXXX       XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXXX                   XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX
XXXXXXXXX                XXX            XXXXXX
XXXXXXXX                 XXX            XXXXXX
XXXXXX                   XXX            XXXXXX
XXXXXXX                  XXX            XXXXXX

                               MCI CONFIDENTIAL
                                      D-1


XXXXXXXXXXX             XXX             XXXXXX

XXXXXXXXXXX             XXX             XXXXXX

XXXXXX                  XXX             XXXXXX

XXXX                    XXX             XXXXXX

XXXXXX                  XXX             XXXXXX

XXXXXXXXXX              XXX             XXXXXX

XXXXXXXXXXXXX           XXX             XXXXXX

XXXXXXXXX               XXX             XXXXXX

XXXXXXXXXXXX            XXX             XXXXXX

XXXXX                   XXX             XXXXXX

XXXXXXXXX               XXX             XXXXXX

XXXXXXXXX               XXX             XXXXXX

XXXXXXXXXXX             XXX             XXXXXX

XXXXXXXXXXXXXXX         XXX             XXXXXX

XXXXXXXXX               XXX             XXXXXX

                               MCI CONFIDENTIAL

                                   EXHIBIT E

                       CNS INTERNATIONAL OUTBOUND RATES
                       --------------------------------

--------------------------------------------------------------------------------
                                PEAK                          OFF-PEAK
                        ------------------------------------------------------
COUNTRY                 1st XX          Add'l           1st XX          Add'l
                         Secs           X Secs           Secs           X Secs
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXX      XXXXXX          XXXXXX          XXXXXX          XXXXXX
--------------------------------------------------------------------------------

                               MCI CONFIDENTIAL

--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXX     XXXXXX         XXXXXX         XXXXXX         XXXXXX
--------------------------------------------------------------------------------

                                   EXHIBIT F

                                  SCHEDULE A

                                    PER MINUTE SURCHARGE


Telco Region                         Originating            Terminating
------------                         -----------            -----------
Southwestern Bell Territory          XXXXXX                 XXXXXX
Bell South Territory                 XXXXXX                 XXXXXX
Pac Bell Territory                   XXXXXX                 XXXXXX
US West Territory                    XXXXXX                 XXXXXX
Ameritech Territory                  XXXXXX                 XXXXXX
NYNEX Territory                      XXXXXX                 XXXXXX
Bell Atlantic Territory              XXXXXX                 XXXXXX


                                  SCHEDULE B

                                 TELCO REGIONS

                          Southwestern Bell Territory
                          ---------------------------

                      State                      Company
                      -----                      -------
                      Arkansas                   Century
                      Arkansas                   Mountain Home
                      Kansas                     Pioneer
                      Missouri                   Fidelity
                      Missouri                   Lissouri Tel
                      Oklahoma                   Pioneer
                      Texas                      Sugarland
                      Texas                      San Marcos
                      Texas                      Eastex
                      Texas                      Etex
                      Texas                      Forth Bend
                      Texas                      Guadalupe
                      Texas                      Hill Country
                      Texas                      Kerrville
                      Texas                      Lufkin Conroe

                               MCI CONFIDENTIAL

                            Bell South Territory
                            --------------------

                          State             Company
                          -----             -------
                          Alabama           Gulf
                          Alabama           Monroeville
                          Alabama           Peoples
                          Alabama           Southland
                          Alabama           GTE South
                          Mississippi       Home
                          N. Carolina       Citizen
                          N. Carolina       Concord
                          N. Carolina       GTE South
                          N. Carolina       Heins
                          N. Carolina       Lexington
                          N. Carolina       North State
                          N. Carolina       Skyline
                          N. Carolina       Star Tel
                          N. Carolina       Surry
                          N. Carolina       AllTel of KY
                          Florida           St. Joseph Tel
                          Florida           Centel of FL
                          Florida           United of FL
                          Florida           GTE South
                          Georgia           Coastal Utilities
                          Georgia           Standard
                          Georgia           AllTel of GA
                          Kentucky          AllTel of KY
                          Kentucky          Bandenburg
                          Kentucky          Foothills Rural
                          Kentucky          Mountain Rural
                          Kentucky          South Central Rural
                          Kentucky          West KY Rural
                          Kentucky          GTE South
                          Louisiana         Central LA
                          Louisiana         Coastal Tel. & Elec.
                          Louisiana         East Ascension
                          Louisiana         Lafourche
                          Louisiana         Evangeline
                          S. Carolina       Chester Tel
                          S. Carolina       Farmers Tel
                          S. Carolina       Fort Mill

                               MCI CONFIDENTIAL
                                      F-2

                   S. Carolina             Hargray Tel
                   S. Carolina             Home
                   S. Carolina             Lancaster Tel
                   S. Carolina             Rock Hill
                   S. Carolina             GTE South
                   Tennessee               Ben Lomand Rural
                   Tennessee               Concord Tel
                   Tennessee               Dekalb
                   Tennessee               Millington
                   Tennessee               N. Central Rural
                   Tennessee               Twin Lakes Tel

                               PacBell Territory
                               -----------------

                   State                   Company
                   -----                   -------

                   California              Citizens Telecom
                   California              Sierra Tel
                   California              Roseville Tel
                   Nevada                  Mid America
                   Nevada                  Great Plains Tel

                               US West Territory
                               -----------------

                   State                   Company
                   -----                   -------

                   Iowa                    Northwest Iowa
                   Iowa                    Jefferson Tel
                   Iowa                    Iowa Network
                   Iowa                    South Slope Tel
                   Minnesota               Minn. Equal Access
                   Minnesota               Mankato Citizens Tel
                   Minnesota               East Otter Tail
                   South Dakota            Brookings Municipal
                   Washington              Pacific Telecom
                   Washington              Ellensburg Tel



                               MCI CONFIDENTIAL

                              Ameritech Territory
                              -------------------

                 State                   Company
                 -----                   -------
                 Illinois               Harrisonville
                 Illinois               Illinois Consolidated
                 Illinois               Mt. Pulaski
                 Indiana                NW Indiana Tel
                 Michigan               CC&S Telephone
                 Michigan               Century of Michigan
                 Michigan               Climax Tel
                 Ohio                   Champaign Tel
                 Ohio                   Chilicothe
                 Wisconsin              Century of Wisconsin
                 Wisconsin              Mid-Plaines Tel
                 Wisconsin              Monroe County
                 Wisconsin              Norhtwest Tel
                 Wisconsin              Solon Springs
                 Wisconsin              Urban Tel
                 Wisconsin              Wood County Tel

                                NYNEX Territory
                                ---------------

                 State                   Company
                 -----                   -------
                 Maine                  Island Tel
                 Maine                  Hampden Tel
                 Maine                  Hartland
                 Maine                  St. Albany's Tel
                 Maine                  Somerset Tel
                 Maine                  Warren Tel
                 Maine                  West Penobscot
                 New Hampshire          Chichester Tel
                 New Hampshire          Keasarge Tel
                 New Hampshire          Meriden Tel
                 Vermont                Ludow Tel
                 Vermont                Northfield Tel
                 Vermont                Perkinsville Tel
                 New York               Ausable Valley Tel
                 New York               Edwards Tel
                 New York               Citizens

                               MCI CONFIDENTIAL
                                      F-4

               New York                       Highland Tel, NY
               New York                       Oriskany Falls Tel
               New York                       Port Byron Tel
               New York                       Rochester Tel
               New York                       Seneca-Gorham Tel, NY
               New York                       Sylvan Lake NY

                            Bell Atlantic Territory
                            -----------------------

               State                           Company
               -----                           -------
               New Jersey                      United Tel
               Pennsylvania                    Breezewood Tel
               Pennsylvania                    Brookville Tel
               Pennsylvania                    Canton Telephone
               Pennsylvania                    Enterprise Tel
               Pennsylvania                    GTE of PA
               Pennsylvania                    Contel of PA
               Pennsylvania                    Alltel Penna Inc
               Pennsylvania                    Lakewood Rural
               Pennsylvania                    Murrysville Tel
               Pennsylvania                    Oswayo River Tel
               Pennsylvania                    Quaker State Tel
               Pennsylvania                    Sugar Valley Tel
               Pennsylvania                    United Tel of PA
               Virginia                        Amellia Tel Corp
               Virginia                        Contel VA
               Virginia                        VA Hot Springs
               Virginia                        Central Tel of VA
               West Virginia                   Mountain State Tel
               West Virginia                   Inter Mountain Telco WV
               Virginia                        GTE South

                               MCI CONFIDENTIAL

                                   EXHIBIT G

                                     RELI

Customer and MCI will work together to implement Reseller Enhanced LEC Interface Service ("RELI") that facilitates Customer's PIC changes at the appropriate LEC in accordance with the respective responsibilities outlined in this Exhibit. Customer understands and agrees that MCI will establish a reasonable implementation schedule based on MCI's receipt and processing of all required paperwork and the number of other pending RELI installs. Therefore, immediate implementation of RELI may not be available and Customer will be advised of MCI's expected implementation schedule. MCI shall provide RELI only for ANI's on MCI Carrier Network Services.

PRICING

1. Customer shall pay MCI an initial non-recurring charge of XXX XXXXXXXX XXXXXXXXXXXXXXXX and a monthly recurring charge based on Customer's monthly usage of MCI Carrier Network Services, determined as follows:

     Monthly Usage of MCI                         Monthly
     Carrier Network Services                Recurring Charge
     ------------------------                ----------------
     XXXXXXXXXXXXXXXXXXX                          XXXXXX
     XXXXXXXXXXXXXXXXXXX                          XXXXXX
     XXXXXXXXXXXXXXXXXXX                          XXXXXX
     XXXXXXXXXXXXXXXXXXX                          XXXXXX
     XXXXXXXXXXXXXXXXXXX                          XXXXXX
     XXXXXXXXXX                                   XXXXXX

     The above charges are only for ANI's provisioned on MCI's CNS platform via RELI. These charges are exclusive of any applicable charges for LEC services.

2. The charges set forth in Paragraph 1, above, are for RELI via Network Data Mover transmission to one or more of the following Bell Operating Companies ("BOC's") or major independent telephone companies ("ITC's") (hereinafter BOC's

                               MCI CONFIDENTIAL
                                      G-1
     and ITC's shall be called "LECs"). For MCI provided RELI to these LECs, Network Data Mover transmission must be used:

     XXXXXXXXXX       XXXXXXXXXXXXXXXXX     XXXXXXXXXXXXXXX
     XXXXXXXXXX       XXXXXXXXXXXXXXXXX     XXXXXXXXXXXXXXX
     XXXXXXXXXX       XXXXXXXXXXXXXXXXX     XXXXXXXXXXXXXXX
     XXXXXXXXXX       XXXXXXXXXXXXXXXXX     XXXXXXXXXXXXXXX
     XXXXXXXXXX       XXXXXXXXXXXXXXXXX     XXXXXXXXXXXXXXX


           Customer understands and agrees that it will be fully responsible for any set-up fees associated with its receipt of service hereunder that are charged by the companies listed in Paragraph 2.

3. For those LEC's not listed in Paragraph 2, Customer may receive RELI Service via magnetic tape, fax or paper transmission.

4. Customer will provide at its expense its own internal hardware and software needed for MCI RELI.

5. Customer understands that the pricing set forth above applies solely to ANI loading to CICs which are routed to MCI and includes retransmission of ANIs rejected by a LEC. The above pricing does not apply to non-MCI CNS ANIs.

CUSTOMER RESPONSIBILITIES

- Customer will be responsible for providing MCI with all necessary end user information to process all PIC install/change requests. This information includes, but is not limited to:

     .    End User Name
     .    End User Address
     .    End User Working Telephone Number (WTN)
     .    End User Billing Telephone Number (BTN)
     .    Service Request (i.e., 1+, 800 etc.)

- Customer will handle rejects from the front-end edits made by MCI prior to the order being sent to the LEC or SMS.


                               MCI CONFIDENTIAL

- Customer will work with MCI to outline all technical interfaces between Customer and MCI. Customer will provide a detailed overview of its systems and processes to MCI.

- Customer will be responsible for reconciliation of ANIs in its database against ANI information provided by MCI to Customer.

- Customer will be responsible for resolving all records rejected by the LECs and for informing MCI of the resolution.

- Customer will be responsible for payment of all charges imposed by the LECs for processing records, including but not limited to all PIC fees and account maintenance charges.

- Customer will provide MCI with quarterly forecasts of its CNS outbound and inbound minutes of use. Such statistical information will be detailed at the NPA or serving area level.

- Customer will obtain, complete and deliver all documentation required to establish communications with each LEC.

- Customer will provide MCI with a complete and prioritized list specifying the LECs with which Customer wants MCI to establish service hereunder.

- Customer will be responsible for updating, storing and maintaining its files after they have been received from MCI via "CarrierBase", the front-end Guided User Interface used by MCI Carrier Order Entry Hub to process orders.

- If Customer experiences problems with data received hereunder, Customer is responsible for contacting the Carrier Order Entry Hub to initiate re-delivery of the data.

- After RELI is tested and implemented for the Customer to a particular LEC, Customer will utilize RELI for all PIC requests relating to MCI CNS ANIs.

- Once Customer starts using RELI for a particular LEC, Customer can only submit PIC request via RELI to that LEC.

                               MCI CONFIDENTIAL
                                      G-3

        The LEC's only allow one medium and source of transmission for PIC provisioning. Therefore customers that perform PIC provisioning for ANI's on their facilities-based network cannot use RELI for CNS PIC provisioning with the same LEC.

MCI RESPONSIBILITIES

- MCI will be responsible for implementing and managing the LEC interface process, other than Customer's internal costs incurred in performing its responsibilities in connection with this process.

-       Order Entry processing will occur in MCI's Carrier Order Entry Hub in
        Atlanta.

- MCI's Carrier Order Entry Hub will notify Customer of any MCI, Third Party Vendor, or LEC system impairments or limitations. MCI and Third Party Vendor system impairments or limitations will be communicated to Customer within forty-eight (48) hours of the occurrence. LEC system impairments or limitations will be communicated within forty-eight (48) hours of receipt of MCI notification. Customer understands and agrees that MCI has no liability for delayed network data mover transmissions resulting from any MCI, Third Party Vendor or LEC system impairments or limitations.

-       MCI will provide Customer the following reports via electronic mail:

        Report                                  Time Interval
        ------                                  -------------
        Pending BOC Action                      Weekly
        Aged Reject Report                      Weekly

- MCI CarrierBase will maintain copies of LEC interaction services files for up to five (5) business days after they are sent to Customer. All such files will be purged by MCI after five (5) business days. MCI will respond to any requests for file transmission received within such (5) business day period within forty eight (48) hours of MCI's receipt of the request.

                               MCI CONFIDENTIAL

                                   EXHIBIT H

                         MCI FEATURE CARD SERVICE AND

                     ASSOCIATED FEATURE SERVICES DISCOUNT

A.   MCI Feature Card Service (Option T).

     When used under this Paragraph A, MCI Feature Card Service shall refer to such service only as accessed by dialing the unique 800 access number assigned by MCI to the MCI Feature Card Service.

            1) For domestic (i.e., within the U.S., but excluding Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands) interstate usage of MCI Feature Card (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service), Customer shall pay a postalized rate of XXXXXXX per minute.

           2) For international usage of MCI Feature Card (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service), Customer shall pay standard tariff rates for MCI Feature Card Services in each applicable MCI tariff less a discount of XXXXXXXXXXXXXXXXXXXXXXXXX. This discount is not applicable to any surcharges or feature charges.


           3) For domestic intrastate usage of MCI Feature Card (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service), Customer shall pay standard tariff rates for MCI Feature Card Service in each applicable MCI state tariff. Customer will receive a credit of XXX of

                               MCI CONFIDENTIAL
                                      H-1

Customer's domestic intrastate usage of MCI Feature Card under the applicable state tariff. This credit shall be applied to Customer's domestic interstate and international monthly usage. Such credits will not exceed the amount of Customer's interstate and international usage and any credit that is not applied in the month accrued will expire and not be carried forward.

    4) The following MCI Feature Card surcharges shall be charged on all direct dial MCI Feature Card calls.

                                                         Direct
From                          To                          Dial
----                          --                          ----
United States                 U.S., Puerto Rico
("U.S.")                      U.S. Virgin Islands,
                              Alaska and Hawaii           XXXXXX

U.S.                          U.S., within same State
                              (domestic intrastate)       XXXXXX

Puerto Rico                   U.S.                        XXXXXX

U.S. Virgin                   U.S.                        XXXXXX
Islands

U.S., Puerto Rico             Canada
and U.S. Virgin
Islands                                                   XXXXXX

U.S., Puerto Rico             International Locations
and U.S. Virgin               Other than Canada           XXXXXX
Islands

Canada                        U.S., Puerto Rico and
                              U.S. Virgin Islands         XXXXXX

Canada                        International Locations     XXXXXX


    5) The above discounts for MCI Feature Card Service are in lieu of any Tariff discounts including, without limitation, the discounts for MCI Feature Card Service

                               MCI CONFIDENTIAL
                                      H-2
     available under MCI VIP, MCI VIP Plus, MCI MOD and MCI CAS Service.

          6) For MCI Feature Card Service, Customer shall pay MCI for the fulfillment costs associated with Customer's usage of MCI Feature Card Service, plus an administrative charge for handling fulfillment in an amount equal to XXXXXXXXXXXXXXXXXXXXX of the fulfillment costs.

          7) For MCI Feature Card Service, MCI shall provide the fraud detection procedures set forth in Exhibit I, attached hereto and incorporated herein by reference. Customer shall be responsible for all fraud associated with its usage of MCI Feature Card Service, except as set forth in Exhibit I.

B.   Discounts on Non-Tariffed Feature Services.

          1) Customer will be entitled to the following applicable incremental discounts on Customer's usage of non-tariffed Card Feature Services (MCI Messenger Service, *3 Flexible Routing for Voice Mail, Voice News Network and Speed Dialing) as determined by Customer's Non-Tariffed Feature Services Monthly Usage (as defined below):

                    Non-Tariffed
                    Feature Services
                    Monthly Usage                Discount
                    -------------                --------
                    XXXXXXXXXXXXXXXXXXX            XXXX
                    XXXXXXXXXXXXXXXXXXX            XXXX
                    XXXXXXXXXXXXXXXXXXX            XXXX
                    XXXXXXXXXXXXXXXXXXX            XXXX
                    XXXXXXXXXXXXXXXXXXX            XXXX
                    XXXXXXXXXXXXXXXXXXX            XXXX
                    XXXXXXXXX                      XXXX

     The above discounts shall apply only to Customer's usage of non-tariffed Feature Services provided pursuant to MCI's standard terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges


                               MCI CONFIDENTIAL
                                      H-3
     for local access/egress services or facilities associated with non-tariffed Feature Services.

          2) Non-Tariffed Feature Services Monthly Usage shall mean Customer's monthly combined recurring and usage charges for non-tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for MCI Tariff or state tariff services.

C.   Discounts on Tariffed Feature Services.

          1) Customer will be entitled to the following applicable incremental discounts on Customer's usage of tariffed Card Feature Services (i.e., conference calling) as determined by Customer's Tariffed Feature Services Monthly Usage (as defined below):

                       Tariffed
                       Feature Services
                       Monthly Usage                  Discount
                       -------------                  --------

                       XXXXXXXXXXXXXXXXXXX             XXXXX
                       XXXXXXXXXXXXXXXXXXX             XXXXX
                       XXXXXXXXXXXXXXXXXXX             XXXXX
                       XXXXXXXXXXXXXXXXXXX             XXXXX
                       XXXXXXXXXXXXXXXXXXX             XXXXX
                       XXXXXXXXXXXXXXXXXXX             XXXXX
                       XXXXXXXXXX                      XXXXX

     The above discounts shall apply only to Customer's usage of tariffed Feature Services provided pursuant to MCI's standard terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges for local access/egress services or facilities associated with tariffed Feature Services.

          2) Tariffed Feature Services Monthly Usage shall mean Customer's monthly combined recurring and usage charges for tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for MCI Tariff or state tariff services.


                               MCI CONFIDENTIAL

                                   EXHIBIT I

                  MCI FEATURE CARD FRAUD DETECTION PROCEDURES
                     ====================================

All calling card calls will be validated by MCI to permit only those calls authorized or facilitated by Excel or legitimate card holders. MCI will, at the direction of Customer, preclude all calls utilizing expired or terminated calling card numbers compared against an authorized list provided by Customer and will be responsible for all fraudulent use, unauthorized use, misuse, or abuse of calling cards occurring after MCI receives actual notice of the expiration or termination of a calling card or receives specifically detailed written notification concerning any card which has been lost, stolen, compromised or which Customer has reason to believe is or may be used fraudulently. MCI will deactivate a calling card within four (4) hours of receipt by MCI's Consumer Markets Fraud Detection of a request by Customer.

In addition, all calling card calls will be monitored by MCI for fraudulent use, unauthorized use, misuse or abuse on a twenty four (24) hour a day, seven (7) days a week basis. MCI shall establish fraud prevention, detection and minimization procedures so that fraudulent use arising from lost or stolen calling cards and potential disruption to authorized card holders will be minimized.

MCI will not hold the Customer responsible for "service fraud" associated with the unauthorized use of an MCI calling card. "Service fraud" can best be described as unauthorized use of an MCI calling card following the involuntary theft or loss of a card which was not intentionally facilitated or impliedly authorized by Customer or an authorized user. "Service fraud" often follows the theft of a wallet, purse or briefcase, or sometimes is the result of "shoulder surfing" (thieves observing/recording authorization codes) which occurs at payphones located in airports, bus terminals, train stations and the like. MCI shall not be responsible for losses caused by fraudulent information submitted by a card holder in subscribing for calling card services or for usage which was intentionally facilitated or impliedly authorized by an authorized user.

                               MCI CONFIDENTIAL

        In the event that MCI is unable to contact Customer of suspected abuse of the calling card, in order to minimize potential abuse, MCI will deactivate any calling card which has exceeded established fraud detection parameters or which MCI has reason to believe is or may be used fraudulently.

                               MCI CONFIDENTIAL
                                      I-2